UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2010
PROXY STATEMENT
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
PROPOSAL NO. 2 -- APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 3 -- ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES
PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2011 ANNUAL GENERAL MEETING
HOUSEHOLDING
OTHER MATTERS

ENSTAR GROUP LIMITED

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 9, 2010

Notice is hereby given that the Annual General Meeting of Shareholders of Enstar Group Limited will be held at the Fairmont Hamilton Princess Hotel located at 76 Pitts Bay Road, Hamilton, Bermuda, on Wednesday, June 9, 2010 at 9:00 a.m. local time for the following purposes:

1.	To elect three Class I Directors nominated by our Board of Directors to hold office until 2013.

2.	To ratify the selection of Deloitte & Touche, Hamilton, Bermuda, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2010 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

3.	To act on the election of directors for our subsidiaries.

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only shareholders of record at the close of business on April 15, 2010 are entitled to notice of and to vote at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2010: Please be advised that this notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2009 are available at http://www.enstargroup.com by clicking on “All SEC Filings” and then “Materials for Annual Meeting.”

By Order of the Board of Directors

Scott Davis
Corporate Secretary

Hamilton, Bermuda
April 30, 2010

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

ENSTAR GROUP LIMITED
P.O. Box 2267, Windsor Place, 3rd Floor
18 Queen Street
Hamilton, HM JX, Bermuda

PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 9, 2010

April 30, 2010

The Annual General Meeting of Shareholders of Enstar Group Limited will be held at the Fairmont Hamilton Princess Hotel located at 76 Pitts Bay Road, Hamilton, Bermuda, on Wednesday, June 9, 2010 at 9:00 a.m. local time. We are mailing this Proxy Statement on or about May 6, 2010 to each holder of our issued and outstanding ordinary shares entitled to vote at the Annual General Meeting in order to furnish information relating to the business to be transacted at the meeting. We have mailed our Annual Report to Shareholders for the fiscal year ended December 31, 2009 and a letter to our shareholders from our Chief Executive Officer with this Proxy Statement. We have included the Annual Report and the letter to shareholders for informational purposes and not as a means of soliciting your proxy.

We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the meeting in person, please complete, sign, date and return the enclosed proxy card in the accompanying envelope so that your shares will be represented. If you receive more than one proxy card because you have multiple accounts, you should sign and return all proxies received to be sure all of your shares are voted. If you need directions to the meeting, please call our offices at (441) 292-3645.

If the accompanying proxy card is properly executed and returned, the proxies named on the proxy card will vote the ordinary shares of Enstar Group Limited that it represents as specified on the following proposals:

1.	To elect three Class I Directors nominated by our Board of Directors to hold office until 2013.

2.	To ratify the selection of Deloitte & Touche, Hamilton, Bermuda, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2010 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

3.	To act on the election of directors for our subsidiaries.

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Shareholders of record as of the close of business on April 15, 2010 are entitled to vote at the Annual General Meeting. As of that date, there were 13,833,699 ordinary shares issued and outstanding and entitled to vote at the meeting. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares constitute 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

The required quorum for the Annual General Meeting consists of two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting. The election of directors and the approval of Proposal Two require the affirmative vote of a majority of the votes cast by the shareholders at the meeting. With respect to Proposal Three, regarding the election of directors of our subsidiaries, our Board of Directors will cause our corporate representative or proxy to vote the shares of those subsidiaries in the same proportion as the votes received at the meeting from our shareholders. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in accordance with the judgment of the persons voting the proxies.

We will count ordinary shares held by shareholders who are present in person or by proxy at the meeting and who elect to abstain from voting on any proposal, as well as broker non-votes, towards the presence of a quorum, but will not count those shares as a vote in the election of any director or for any other proposal. We will also count ordinary shares held by shareholders who have signed their proxy cards but have not specified how their shares are to be voted towards the presence of a quorum, and the proxies named on the proxy card will vote those shares “FOR” the election of directors nominated by our Board of Directors under Proposal One, “FOR” Proposal Two, and “FOR” each of the subsidiary director nominees listed in Proposal Three.

Any shareholder giving a proxy has the power to revoke it prior to its exercise by sending notice of revocation to our Secretary in writing, by executing and delivering a subsequently dated proxy card or by voting in person at the meeting. Attendance at the meeting will not by itself constitute revocation of a proxy.

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation. The enclosed proxy is solicited by and on behalf of our Board of Directors.

When used in this Proxy Statement, the terms “we,” “us,” “our,” and “the Company” refer to Enstar Group Limited.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes designated Class I, Class II and Class III. The term of office for each Class I director expires at this year’s annual general meeting; the term of office for each Class II director expires at the annual general meeting in 2011; and the term of office for each Class III director expires at the annual general meeting in 2012. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.

Three Class I directors are to be elected at the meeting to hold office until the annual general meeting in 2013. Each of the Class I nominees currently is a director. In accordance with the resolutions adopted by our Board of Directors concerning the nomination of individuals to serve as directors of the Company, our Board of Directors nominated each of the nominees following a recommendation of the nominees from our independent directors. Each of the nominees has consented to serve if elected. We do not expect that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable prior to the meeting, proxy cards authorizing the proxies to vote for the nominees will instead be voted for a substitute nominee recommended by our Board of Directors.

In connection with the merger of one of our wholly owned subsidiaries with The Enstar Group, Inc. on January 31, 2007 (the “Merger”), we completed a recapitalization (also on January 31, 2007). Pursuant to the terms of the agreement governing the recapitalization, each of our current directors, except for Robert J. Campbell and Charles T. Akre, Jr., was named a director of the Company. This includes Gregory L. Curl and Paul J. O’Shea, both of whom are nominated for election at the Annual General Meeting.

Nominees for Directors

The table below sets forth the names, ages and class of the nominees who are standing for election at the meeting:

Name	Age	Class

Robert J. Campbell	61	I
Gregory L. Curl	61	I
Paul J. O’Shea	52	I

The Board of Directors believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. Most of our current directors have served as directors of the Company or of The Enstar Group, Inc. for many years, and during this time, we have experienced significant growth and success. Particular attributes that are significant to individual directors’ selection to serve on the board are described in their biographies below.

Robert J. Campbell was appointed to the position of director of the Company in August 2007. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990. Since 1999, Mr. Campbell has also served as a director of Camden National Corporation, a publicly traded company, and as a member of its audit committee and chair of its capital committee. Mr. Campbell brings to the Board of Directors an extensive understanding of finance and accounting, which he obtained through 40 years of analyzing financial services companies, as well as his experience on our board and the board of Camden National Corporation. In addition, Mr. Campbell’s investment management expertise makes him a valuable addition to our Investment Committee, of which he serves as chairman.

Gregory L. Curl became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Curl served as a director of The Enstar Group, Inc. from July 2003 through the Merger. Mr. Curl was Bank of America’s Director of Corporate Planning and Strategy from December 1998 through June 2009 and its Chief Risk Officer from July 2009 through March 2010. Previously, Mr. Curl was Vice Chairman of Corporate Development and President of Specialized Lending for Bank of America from 1997 to 1998. Mr. Curl contributes to our board significant experience in risk oversight and management, garnered through his work at Bank of America.

Mr. Curl also brings to our board extensive experience in financial reporting and supervising the preparation of financial statements.

Paul J. O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. Mr. O’Shea served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda. From 1985 until 1994, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group. Mr. O’Shea has spent more than 26 years in the insurance and reinsurance industry, including many years in senior management roles, and has been involved in financial management and mergers and acquisitions. He leads the Company’s acquisition process and is instrumental in all aspects of our acquisitions. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Continuing Directors

The table below sets forth the names, ages and classes of the directors who are not standing for election at the meeting:

Name	Age	Class

Charles T. Akre, Jr.	67	II
T. Whit Armstrong	63	II
John J. Oros	63	II
Paul J. Collins	73	III
J. Christopher Flowers	52	III
Dominic F. Silvester	49	III

Charles T. Akre, Jr. was elected as a director of the Company at the annual general meeting of shareholders in 2009. He is the Managing Member and Chief Executive Officer of Akre Capital Management, LLC, a financial services investment advisory firm that he founded in 1989. Mr. Akre has been in the securities business since 1968 and is the primary person responsible for Akre Capital Management, LLC’s investment advisory services and investment selection. He launched the Akre Focus Fund in August 2009. Prior to managing the Akre Focus Fund, Mr. Akre was the sole portfolio manager of the FBR Focus Fund from its inception in December 1996 through August 2009. Before founding Akre Capital Management, LLC, Mr. Akre held positions as shareholder, director and Chief Executive Officer of Asset Management Division and Director of Research at Johnston, Lemon & Co., a NYSE member firm. Through his many years in the investment advisory business, Mr. Akre brings to our Board of Directors his investment expertise, in particular with respect to the insurance industry. His experience founding and managing Akre Capital Management and his knowledge of the financial markets are also very valuable to our board.

T. Whit Armstrong became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Armstrong served as a director of The Enstar Group, Inc. from June 1990 through the Merger. Mr. Armstrong has been President, Chief Executive Officer and Chairman of the Board of The Citizens Bank, Enterprise, Alabama, and its holding company, Enterprise Capital Corporation, Inc., for more than five years. He has a Master’s degree in banking. Mr. Armstrong has also been a director of Alabama Power Company of Birmingham, Alabama for more than 25 years. Mr. Armstrong brings to our Board of Directors his financial reporting experience and substantial knowledge regarding the financial services sector and the banking industry in particular. In addition, Mr. Armstrong has many years of experience serving on boards of directors of other institutions.

John J. Oros has served as a director of the Company since November 2001 and became the Executive Chairman of the Company on January 31, 2007. Mr. Oros served as a director of The Enstar Group, Inc. from 2000 through the Merger. Mr. Oros served as Executive Vice President of The Enstar Group, Inc. from March 2000 through June 2001, when he was named President and Chief Operating Officer. Following the Merger, Mr. Oros continues to serve as President of The Enstar Group, Inc., which is now named Enstar USA, Inc. and is a wholly owned subsidiary of the Company. Before joining The Enstar Group, Inc., Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980 and was made a General Partner in 1986. Mr. Oros resigned from Goldman, Sachs & Co. in March 2000 to join The Enstar Group, Inc. In February 2006, Mr. Oros became a Managing Director of J.C. Flowers & Co. LLC, which serves as investment advisor to private equity funds affiliated with J. Christopher Flowers, another director of the Company. Mr. Oros splits his time between J.C. Flowers & Co. LLC and the Company. Mr. Oros is also a director of Flowers National Bank, OneWest Bank and Encore Capital Group, Inc., a publicly traded company. As a Managing Director of J.C. Flowers & Co. LLC, Mr. Oros brings to our board significant experience in the financial services sector, including in managing investments, making him extremely valuable to the Company’s Investment Committee, and also with respect to mergers and acquisitions. In addition, as the Company’s Executive Chairman and as the former President of The Enstar Group, Inc. prior to the Merger, Mr. Oros has a thorough understanding of the Company and our industry.

Paul J. Collins became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Collins served as a director of The Enstar Group, Inc. from May 2004 through the Merger. Mr. Collins retired as a Vice Chairman and member of the Management Committee of Citigroup Inc. in September 2000 where he had been responsible for all financial, accounting and audit activities. From 1985 to 1998, Mr. Collins served as a director of Citicorp and its principal subsidiary, Citibank; from 1988 to 1998, he also served as Vice Chairman of those entities. Mr. Collins currently serves as chairman of the University of Wisconsin Foundation and a trustee of the Glyndebourne Arts Trust. He is also a member of the Advisory Board of Welsh, Carson, Anderson & Stowe, a private equity firm. He was previously a director of Kimberly Clark Corporation, Nokia Corporation and BG Group and a member of the supervisory board of Actis Capital LLP. Mr. Collins contributes financial reporting expertise to our board as a result of his work with Citicorp and Citibank and his previous experience on the audit committees of several public companies. In addition, he has significant experience with mergers and acquisitions and investment management through his involvement with a prominent private equity fund. Mr. Collins also has many years of experience serving as a director of large public companies.

J. Christopher Flowers has been a director of the Company since November 2001. Mr. Flowers served as a director of The Enstar Group, Inc. from October 1996 through the Merger, including serving as Vice Chairman of the Board of Directors of The Enstar Group, Inc. from December 1998 through July 2003. Mr. Flowers is the Chairman and Chief Executive Officer of J.C. Flowers & Co. LLC, the financial services investment advisory firm he founded in 2000. Previously, Mr. Flowers was head of the Financial Institutions Group at Goldman Sachs, a group he helped found in 1986. Mr. Flowers is also a director of Shinsei Bank, Ltd. (since 2000), Kessler Group (since 2007) and Flowers National Bank (since 2008). Mr. Flowers is well known in the financial services industry, and as Chief Executive Officer of J.C. Flowers & Co. LLC, he brings to our Board of Directors his significant experience managing investments and effectuating mergers and acquisitions. Mr. Flowers was instrumental in The Enstar Group, Inc.’s initial investment in the Company in its early stages, and has worked alongside our senior management for many years developing our business.

Dominic F. Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, of which Mr. Silvester was the Chief Executive Officer. From 1988 until 1993, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited. As a co-founder of the Company and its current Chief Executive Officer, Mr. Silvester contributes to the board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our acquisition opportunities on a worldwide basis. Mr. Silvester has served as Chief Executive Officer of the Company since our inception, demonstrating his proven ability to manage and grow the business.

Independence of Directors

Our Board of Directors consists of nine directors, of which six are non-management directors. The board determined five of those non-management directors, Messrs. Akre, Armstrong, Campbell, Collins, and Curl, to be

independent as defined by Nasdaq Marketplace Rule 5605(a)(2). The board made this determination based primarily on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, and discussions with the directors. For details about certain relationships and transactions among us and our executive officers and directors, see “Certain Relationships and Related Transactions” in this proxy statement.

Meetings of the Board of Directors and its Committees

We expect our directors to attend all meetings of our Board of Directors, all meetings of all committees of the board on which they serve and each annual general meeting of shareholders, absent exigent circumstances. Our Board of Directors met a total of five times during the year ended December 31, 2009, including four regularly scheduled meetings and one special meeting called in connection with reviewing time-sensitive matters. In 2009, during the time they were serving, all directors, except for Messrs. Collins and Curl, attended at least 75% of the meetings of the board of directors and at least 75% of the meetings of the committees of the board on which the director served. Seven directors (all directors except Messrs. Collins and Curl) attended the 2009 annual general meeting of shareholders. In addition, in 2009, our independent directors met each quarter in executive sessions without management.

Our Board of Directors currently maintains an Audit Committee and a Compensation Committee. The board has also established an Investment Committee, which, in addition to two directors, includes Richard J. Harris, our Chief Financial Officer. Current copies of the charter for each of these committees are available on our website at http://www.enstargroup.com under the heading “Corporate Governance.” In addition, any shareholder may receive copies of these documents in print, without charge, by contacting our Secretary at P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda.

Audit Committee.  The Audit Committee is comprised of Messrs. Akre, Armstrong, Campbell, Collins and Curl, with Mr. Campbell serving as Chairman. The Audit Committee met four times during the year ended December 31, 2009. This committee has general responsibility for the oversight of the quality and integrity of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal audit function and independent auditor, and our compliance with legal and regulatory requirements. The committee appoints, retains and approves the compensation for our independent auditors, pre-approves fees and services of the independent auditors and reviews the scope and results of their audit. The Audit Committee periodically reviews and discusses with management our Company’s guidelines and policies with respect to the process by which we undertake risk assessment and risk management, including discussion of our major financial risk exposures and the steps management has taken and is taking to monitor and control such exposures. Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has determined that each of Messrs. Curl, Collins and Campbell, who are independent directors, qualifies as an audit committee financial expert pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the Securities and Exchange Commission (the “SEC”). The Audit Committee operates under a written charter that has been approved by our Board of Directors. The charter is reviewed annually by the Audit Committee, which recommends any proposed changes to our board.

Compensation Committee.  The Compensation Committee is comprised of Messrs. Akre, Armstrong, Campbell, Collins and Curl, with Mr. Curl serving as Chairman. The Compensation Committee met once during the year ended December 31, 2009. The Compensation Committee has general responsibility for the compensation of our executive officers. The committee establishes our general compensation philosophy and oversees the development and implementation of our compensation programs. The committee also periodically reviews the compensation of our directors and makes recommendations to our board with respect thereto. Each member of the Compensation Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2). The Compensation Committee operates under a written charter that has been approved by our Board of Directors. The charter is reviewed annually by the Compensation Committee, which recommends any proposed changes to our board. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in “Executive Compensation — Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation.  During the year ended December 31, 2009, no executive officer served as a member of the compensation committee or as a director of another entity, one of whose executive officers served on our Compensation Committee or as one of our directors.

Investment Committee.  The Investment Committee of our Company is comprised of Robert J. Campbell, John J. Oros and Richard J. Harris, who is our Chief Financial Officer. Mr. Campbell serves as Chairman. The committee has general responsibility for supervising our investment activity. The committee regularly monitors our overall investment results, which it ultimately reports to our Board of Directors, and is responsible for developing and reviewing our investment guidelines and overseeing compliance with such guidelines. The Investment Committee met four times during the year ended December 31, 2009 in conjunction with our regularly scheduled Board of Directors meetings. The committee operates under a written charter that has been approved by our Board of Directors. The charter is reviewed annually by the Investment Committee, which recommends any proposed changes to our board.

Nomination Process.  We do not have a nominating committee, although we do have a formal nominations process. The Board of Directors believes that it is appropriate for the independent directors, rather than a separate committee comprised of most or all of our independent directors, to recommend director candidates. Nasdaq Marketplace Rule 5605(e)(1) requires director nominees to be selected, or recommended to the Board of Directors for selection, either by (i) a majority of the independent directors in a vote in which only independent directors participate or (ii) a nominations committee comprised solely of independent directors. In November 2006, the Board of Directors adopted a resolution in accordance with these requirements regarding the nomination of directors. Pursuant to that resolution, the independent directors will conduct the director nomination process each year in connection with our annual general meeting of shareholders.

When identifying and reviewing director nominees, the independent directors consider the nominees’ personal and professional integrity, ability and judgment, as well as other factors deemed appropriate by the independent directors. For incumbent directors, the independent directors review each director’s overall service to the Company during the director’s term, including the number of meetings attended, level of participation and quality of performance. The independent directors considered and nominated the candidates proposed for election as directors at the Annual General Meeting, with the Board of Directors unanimously agreeing on all actions taken in this regard. While we do not have a formal diversity policy for selection of directors, the Company seeks to identify candidates who represent a mix of backgrounds and experiences that will improve the board’s ability, as a whole, to serve the needs of our Company and the interests of our shareholders. We consider diversity broadly to include differences of professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry. Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the Company and navigate the run-off business.

Shareholders may recommend candidates to serve as directors by submitting a written notice to the Board of Directors at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the independent directors in the same manner as nominees selected by the independent directors.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of risks facing our Company. The board regularly reviews information regarding our operations, credit, liquidity and investments and the risks associated with each. The Audit Committee, pursuant to its charter, periodically reviews and discusses with management our Company’s guidelines and policies with respect to the process by which we undertake risk assessment and risk management, including discussion of our major financial risk exposures and the steps management has taken and is taking to monitor and control such exposures. Members of senior management have day-to-day responsibility for risk management and establishing risk management practices. Senior management reports directly to the Audit Committee with respect to matters within its responsibility, and reports all other risk-related matters directly to the full board.

The Compensation Committee considers any risks that relate to executive compensation, as discussed in “Executive Compensation — Compensation Discussion and Analysis — Principal Elements of Executive Compensation — Annual Incentive Compensation.”

The Company’s Investment Committee is responsible for developing and reviewing our investment guidelines and overseeing compliance with such guidelines. The Investment Committee typically meets each quarter and reports risk-related matters directly to the full Board of Directors.

Board Leadership Structure

The Board of Directors does not combine the roles of Chairman and Chief Executive Officer. John J. Oros, our Executive Chairman, chairs the Board of Directors. Our Chief Executive Officer, Dominic F. Silvester, is a member of the board. The board believes that separating the roles of Chief Executive Officer and Chairman and having Mr. Oros serve as Chairman is the most effective leadership structure for our Company at this time. Mr. Oros has a long history with our Company, beginning with his service as a director since 2001, and as a senior executive and a director of The Enstar Group, Inc. since its initial investment in the Company in our early stages. While he is involved in our strategic decision-making and the management of our investment portfolio, including as a member of our Investment Committee, his responsibilities as an executive officer generally do not include managing our day-to-day operations. Mr. Silvester and the other executive officers handle day-to-day management. Our Board of Directors believes that Mr. Oros’s knowledge and experience regarding our Company, combined with the perspective that comes from a separation from day-to-day affairs, makes him well suited to assist with the execution of strategy and business plans and to preside at board meetings. Furthermore, the board believes that having a separate Chief Executive Officer and Chairman provides balance in that the Chief Executive Officer does not have sole control over setting the board’s agenda and the flow of information to the board.

The Board of Directors believes that the Company’s corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, including: (i) the Board of Directors is comprised of a majority of independent directors; (ii) following regularly scheduled board meetings, the independent directors meet in executive session without the Chief Executive Officer, Executive Chairman and Executive Vice President present to review, among other things, the performance of these executive officers; and (iii) various committees of the board perform oversight functions independent of management, such as overseeing the integrity and quality of the Company’s financial statements, overseeing risk assessment and management and establishing senior executive compensation, and these committees are comprised only of independent directors. Accordingly, the Board of Directors believes that requiring that the Chairman be a non-management director would not provide meaningful benefits beyond those already achieved by our existing governance structure.

The Board of Directors has not designated a “lead independent director” as it is satisfied with the current structure and believes that changes at this time are not warranted. The Audit Committee and Compensation Committee are both comprised solely of independent directors and are both chaired by a different director, thus providing various directors with leadership opportunities and promoting the potential for differing perspectives and styles in key areas of governance. In addition, the independent directors collectively perform the nominating function for the Board of Directors. Based on the corporate governance and committee structure currently in place, the Board of Directors has determined that each independent director plays an equally important role and that designating one as the “lead independent director” would serve no additional benefit beyond that already achieved by our existing governance structure.

The Board of Directors recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.

Code of Ethics/Code of Conduct

We have adopted a Code of Ethics that applies to all of our senior executive and financial officers, and a Code of Conduct that applies to all of our directors and employees, including all senior executive and financial officers covered by the Code of Ethics. Copies of our Code of Ethics and Code of Conduct are available on our website at http://www.enstargroup.com under the heading “Corporate Governance.” In addition, any shareholder may receive copies of these documents in print, without charge, by contacting our Secretary at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Ethics or Code of Conduct on our website and also to disclose any waiver of a provision of the Code of Ethics or Code of Conduct that applies to our senior executive and financial officers on a Form 8-K filed with the SEC within the prescribed time period.

Shareholder Communications with the Board of Directors

Shareholders and other interested parties may send communications to our Board of Directors by sending written notice to the Chief Financial Officer at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. The notice may specify whether the communication is directed to the entire board, to the independent directors, or to a particular board committee or individual director. Our Chief Financial Officer will handle routine inquiries and requests for information. If the Chief Financial Officer determines the communication is made for a valid purpose and is relevant to the Company and its business, the Chief Financial Officer will forward the communication to the entire board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each meeting of our Board of Directors, the Chief Financial Officer will present a summary of all communications received since the last meeting that were not forwarded and will make those communications available to the directors on request.

PROPOSAL NO. 2 — APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has selected Deloitte & Touche, Hamilton, Bermuda, as our independent registered public accounting firm for the fiscal year ending December 31, 2010. At the Annual General Meeting, shareholders will be asked to ratify this selection and to authorize our Board of Directors, acting through the Audit Committee, to approve the fees for Deloitte & Touche. Representatives of Deloitte & Touche are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. The representatives of Deloitte & Touche will also be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010 AND THE AUTHORIZATION OF OUR BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to us by Deloitte & Touche for the fiscal years ended December 31, 2009 and 2008 are set forth below.

	Fiscal Year 2009	Fiscal Year 2008(1)

Audit Fees	$5,346,344	$5,163,934
Audit-Related Fees	195,214	102,182
Tax Fees	1,098,114	833,036
All Other Fees	—	—

Total	$6,639,672	$6,099,152

(1)	Fees reported for the fiscal year ended December 31, 2008 include certain amounts relating to fees incurred in 2008, which were billed and paid in 2009 following the filing of the proxy statement for the 2009 annual general meeting of shareholders.

Audit Fees for the years ended December 31, 2009 and December 31, 2008 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents and comfort letters relating to our filings with the SEC.

Audit-Related Fees for the years ended December 31, 2009 and December 31, 2008 consisted primarily of professional services rendered for financial accounting and reporting consultations.

Tax Fees for the years ended December 31, 2009 and December 31, 2008 were for professional services rendered for tax compliance and tax consulting.

There were no fees in the All Other Fees category for the fiscal years ended December 31, 2009 and December 31, 2008.

Our Audit Committee approved all of the services and related fees described above. In addition, our Audit Committee considers whether the nature or amount of non-audit services could potentially affect Deloitte & Touche’s independence.

Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. For the year ended December 31, 2009, the Audit Committee approved these services on an individual basis as the need arose. The Audit Committee may instead choose to pre-approve a list of specific services and categories of services, including audit, audit-related, and other services, for the upcoming or current fiscal year, subject to a specified cost level, although this was not done in 2009. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved cost level, whether or not such services are included on the pre-approved list of services, must be separately pre-approved by the Audit Committee chairman.

PROPOSAL NO. 3 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES

Under our amended and restated bye-laws, if we are required or entitled to vote at a general meeting of our subsidiaries, our Board of Directors must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each subsidiary to our shareholders at the Annual General Meeting. Our Board of Directors will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN.

Subsidiary Director Nominees

AG Australia Holdings Limited
Paul J. O’Shea
Nicholas A. Packer
Steven Given
Sandra O’Sullivan
Nick Hall

Bantry Holdings Ltd.
Adrian C. Kimberley
Duncan M. Scott
David Rocke

B.H. Acquisition Limited
Richard J. Harris
Paul J. O’Shea
David Rocke
Adrian C. Kimberley

Blackrock Holdings Ltd.
Adrian C. Kimberley
Duncan M. Scott
David Rocke

Bosworth Run-off Limited
Gareth Nokes
Alan Turner
Albert Maass
Thomas Nichols
Derek Reid
C. Paul Thomas

Brampton Insurance Company Limited
Max Lewis
Albert Maass
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Brittany Insurance Company Ltd.
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke
Duncan M. Scott

Capital Assurance Company Inc.
Karl J. Wall
Robert Carlson
Andrea Giannetta
James Grajewski
Donna L. Stolz

Capital Assurance Services Inc.
Karl J. Wall
Robert Carlson
Andrea Giannetta
James Grajewski
Donna L. Stolz

Castlewood Limited
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke

Cavell Holdings Limited
Gareth Nokes
Derek Reid
Alan Turner

Cavell Insurance Company Limited
Thomas Nichols
Gareth Nokes
Derek Reid
C. Paul Thomas
Alan Turner

Church Bay Limited
Gary Potts
Jann Skinner
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Comox Holdings Ltd.
Richard J. Harris
Adrian C. Kimberley
Paul J. O’Shea
David Rocke

Compagnie Europeenne d’Assurances Industrielles S.A.
John J. Oros
Dominic F. Silvester
Paul J. O’Shea
Nicholas A. Packer
David Rocke
C. Paul Thomas

Constellation Reinsurance Company Limited
Karl J. Wall
Robert Carlson
Thomas J. Balkan
Joseph Follis
Andrea Giannetta
Mark A. Kern
Raymond Rizzi
Teresa Reali
Donna L. Stolz
James Grajewski
Jay Banskota
Richard C. Ryan
Rudy A. Dimmling

The Copenhagen Reinsurance Company
Thomas Nichols
Gareth Nokes
Alan Turner

The Copenhagen Reinsurance Company (UK) Limited
Thomas Nichols
Gareth Nokes
Alan Turner
C. Paul Thomas

Copenhagen Reinsurance Services Limited
Thomas Nichols
Gareth Nokes
Alan Turner
C. Paul Thomas

Courtenay Holdings Ltd.
Paul J. O’Shea
Richard J. Harris
David Rocke
Adrian C. Kimberley

Cranmore Adjusters Limited
Phillip Cooper
David Ellis
David Hackett
Gareth Nokes
Steven Norrington
Alan Turner
Mark Wood

Cranmore Adjusters (Australia) Pty Limited
Steven Given
Sandra O’Sullivan
Nick Hall
Steve Norrington

Cranmore (Asia) Limited
David Rocke
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
Duncan M. Scott

Cranmore (Bermuda) Limited
Paul J. O’Shea
Adrian C. Kimberley
Richard J. Harris
Duncan M. Scott
David Rocke

Cranmore US Inc.
John J. Oros
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz

Cumberland Holdings Ltd.
Adrian C. Kimberley
Richard J. Harris
Paul J. O’Shea
David Rocke

Denman Holdings Limited
Richard J. Harris
John J. Oros
Cameron Leamy
Kenneth Thompson

Electricity Producers Insurance Company (Bda) Limited
Paul J. O’Shea
Adrian C. Kimberley
David Rocke
Richard J. Harris
Orla Gregory
Duncan M. Scott

Enstar (EU) Holdings Limited
David Hackett
Gareth Nokes
Alan Turner

Enstar (EU) Limited
David Atkins
David Grisley
David Hackett
Duncan McLaughlin
Thomas Nichols
Gareth Nokes
Derek Reid
C. Paul Thomas
Alan Turner

Enstar Acquisition Ltd.
Gareth Nokes
Alan Turner

Enstar Australia Holdings Pty Ltd.
Gary Potts
Jann Skinner
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Enstar Australia Limited
Nicholas A. Packer
Nick Hall
Mark Sinderberry
Steven Given
Sandra O’Sullivan

Enstar Brokers Limited
Richard J. Harris
Elizabeth DaSilva
Adrian C. Kimberley
David Rocke

Enstar Financial Services Inc.
John J. Oros
Cheryl D. Davis

Enstar Group Operations Inc.
John J. Oros
Cheryl D. Davis

Enstar Holdings (US) Inc.
Karl J. Wall
John J. Oros
Cheryl D. Davis
Donna L. Stolz

Enstar Investments Inc.
John J. Oros
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz

Enstar Limited
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke
Elizabeth DaSilva

Enstar (US) Inc.
John J. Oros
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz

Enstar USA, Inc.
John J. Oros
Cheryl D. Davis
Karl J. Wall

Fieldmill Insurance Company Limited
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Fitzwilliam Insurance Limited
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke
Nicholas A. Packer

Flatts Limited
Gareth Nokes
Alan Turner

Forsakringsaktiebolaget Assuransinvest
Gareth Nokes
Alan Turner
Nicholas A. Packer

GK Consortium Management Limited
Gareth Nokes
Alan Turner

Gordian Runoff Limited
Gary Potts
Jann Skinner
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Goshawk Dedicated Ltd.
Gareth Nokes
Alan Turner

Goshawk Holdings (Bermuda) Limited
Paul J. O’Shea
Adrian C. Kimberley
Orla Gregory
David Rocke
Richard J. Harris

Goshawk Insurance Holdings Limited
Orla Gregory
Gareth Nokes
Alan Turner

Guildhall Insurance Company Limited
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Harper Financing Limited
Gareth Nokes
Derek Reid
Alan Turner
Brian J. Walker
Harper Holdings SARL
Nicholas A. Packer
John Cassin

Harper Insurance Limited
Michael H.P. Handler
Stefan Wehrenberg
Dr. Florian von Meiss
Richard J. Harris
Andreas Iselin

Harrington Sound Limited
Paul J. O’Shea
Nicholas A. Packer
Steven Given
Nick Hall
Sandra O’Sullivan

Hillcot Holdings Ltd.
Paul J. O’Shea
Adrian C. Kimberley
Richard J. Harris
Albert Maass
Jiro Kasahara

Hillcot Re Limited
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Hillcot Underwriting Management Limited
Gareth Nokes
Alan Turner

Hove Holdings Limited
Richard J. Harris
Adrian C. Kimberley
David Rocke
Elizabeth DaSilva

Hudson Reinsurance Company Limited
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke
Duncan M. Scott

Inter-Ocean Holdings Ltd.
Adrian C. Kimberley
Duncan M. Scott
Richard J. Harris
Paul J. O’Shea
Orla Gregory

Inter-Ocean Reinsurance Company Ltd.
Adrian C. Kimberley
Duncan M. Scott
Richard J. Harris
Paul J. O’Shea
Orla Gregory

Inter-Ocean Reinsurance (Ireland) Ltd.
Richard J. Harris
Orla Gregory
Kevin O’Connor

Kenmare Holdings Ltd.
Richard J. Harris
Paul J. O’Shea
Adrian C. Kimberley
Dominic F. Silvester
David Rocke
Nicholas A. Packer

Kinsale Brokers Limited
Philip Hernon
Gareth Nokes
Derek Reid
Alan Turner

Knapton Holdings Limited
Gareth Nokes
Alan Turner

Knapton Insurance Limited
Gareth Nokes
Thomas Nichols
C. Paul Thomas
Alan Turner

Longmynd Insurance Company Limited
Gareth Nokes
Thomas Nichols
C. Paul Thomas
Alan Turner

Marlon Insurance Company Limited
Gareth Nokes
C. Paul Thomas
Alan Turner
Thomas Nichols

Marlon Management Services Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Mercantile Indemnity Company Limited
Thomas Nichols
Gareth Nokes
Derek Reid
C. Paul Thomas
Alan Turner

Nordic Run-Off Limited
Gareth Nokes
Alan Turner

Northshore Holdings Limited
Richard J. Harris
Paul J. O’Shea
Nicholas A. Packer

Oceania Holdings Ltd
Richard J. Harris
Paul J. O’Shea
Adrian C. Kimberley
David Rocke

Overseas Reinsurance Corporation Limited
Adrian C. Kimberley
Paul J. O’Shea
Richard J. Harris
David Rocke

Paget Holdings Limited
David Rocke
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley

PWAC Holdings Inc.
John J. Oros
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz

Regis Agencies Limited
Gareth Nokes
Alan Turner

Revir Limited
Richard J. Harris
Elizabeth DaSilva
Adrian C. Kimberley
David Rocke

River Thames Insurance Company Limited
Max Lewis
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner
Rombalds Limited
Gareth Nokes
Derek Reid
Alan Turner

Rosemont Reinsurance Ltd.
Paul J. O’Shea
Orla Gregory
Richard J. Harris
Adrian C. Kimberley
David Rocke

Royston Holdings Ltd.
Adrian C. Kimberley
Richard J. Harris
David Rocke
Paul J. O’Shea
Duncan M. Scott
Royston Run-off Ltd.
Thomas Nichols
Gareth Nokes
Alan Turner
SGL No. 1 Ltd.
Richard J. Harris
Timothy Hanford
Gareth Nokes

Shelbourne Group Limited
Gregory L. Curl
Timothy Hanford
Richard J. Harris
Philip Martin
John J. Oros
Gareth Nokes
Paul J. O’Shea
Nicholas A. Packer

Shelbourne Syndicate Services Limited
Andrew Elliot
Timothy Hanford
Richard J. Harris
Philip Martin
Norman Bernard
Paul Carruthers
Ewen Gilmour
Gareth Nokes
Paul J. O’Shea
Nicholas A. Packer
Darren S. Truman
Duncan Wilkinson

Shelly Bay Holdings Limited
Paul J. O’Shea
Nicholas A. Packer
Steven Given
Nick Hall
Sandra O’Sullivan

Simcoe Holdings Limited
Adrian C. Kimberley
David Rocke
Richard J. Harris
Elizabeth DaSilva

SPRE Limited
Gareth Nokes
Alan Turner

Sun Gulf Holdings Inc.
John J. Oros
Karl J. Wall
Donna L. Stolz
Cheryl D. Davis

Sundown Holdings Limited
Adrian C. Kimberley
David Rocke
Richard J. Harris
Paul J. O’Shea

Tate & Lyle Reinsurance Limited
Adrian C. Kimberley
David Rocke
Richard J. Harris
Paul J. O’Shea

TGI Australia Limited
Gary Potts
Jann Skinner
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Unionamerica Acquisition Company Limited
Thomas Nichols
Gareth Nokes
Alan Turner

Unionamerica Holdings Limited
Thomas Nichols
Gareth Nokes
Alan Turner

Unionamerica Insurance Company Limited
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Unione Italiana (UK) Reinsurance Company Limited
Thomas Nichols
Gareth Nokes
Derek Reid
C. Paul Thomas
Alan Turner

Virginia Holdings Ltd.
Richard J. Harris
Paul J. O’Shea
Adrian C. Kimberley
David Rocke

Subsidiary Director Nominees’ Biographies

Biographies for Dominic F. Silvester, Paul J. O’Shea, Gregory L. Curl and John J. Oros are included above in “Proposal No. 1 — Election of Directors.” Biographies for Richard J. Harris and Nicholas A. Packer are included below in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below.

David Atkins was appointed to Head of Claims and Commutations of Enstar (EU) Limited in April 2007. From 2003 to 2007, he served as Manager of Commutations. Prior to 2003, Mr. Atkins served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and Analyst in the Reserving and Commutations Department from 1997 to 2001.

Thomas J. Balkan has served as Vice President, Secretary and Authorized House Counsel for Enstar (US) Inc. since April 2005 in St. Petersburg, Florida. He served in similar positions in the Florida office for International Solutions LLC from January 2002 until April 2005. He also currently serves as Corporate Secretary for Enstar Holdings (US) Inc. and its subsidiaries, and for Seaton Insurance Company. From November 1994 until December 2001 he served as Vice President, Secretary and Authorized House Counsel for various Bay West Group companies located in St. Petersburg, Florida. From October 1987 until September 1994 he worked as an associate in a law firm located in Piscataway, New Jersey.

Jay Banskota has served as the Vice President – Ceded Reinsurance of Enstar (US) Inc., since February 2006. Mr. Banskota also served as a Director of Alpha Star (f/k/a Stirling Cooke Brown) from 2001 to August 2005 in New York, New York.

Norman Bernard joined the board of Shelbourne Syndicate Services Limited in April 2009 as a non-executive director. Mr. Bernard is currently a director of First Consulting. He is mainly involved in the direction of assignments in financial services, covering market-based strategy, organizational structure and development, management processes, technology and operations. As a management consultant, Mr. Bernard previously worked for Booz Allen  Hamilton and McKinsey & Co. Mr. Bernard’s positions include Chairman and Chief Executive Officer of Citicorp’s Lloyd’s Insurance broker, based in London, and also positions in Grindlays Merchant Bank and the National Westminster Bank.

Bruce Bollom is a non-executive director for Chubb Insurance Company of Australia Limited and Primacy Underwriting Agency Pty Limited and non-executive chairman for Macquarie Premium Funding Pty Ltd. He was the Chief Executive Officer of Willis Australia Limited until December 2005, and had been with Willis since 1979 holding various roles in finance and management, including a 6-year secondment to London.

Robert Carlson has served as the Executive Vice President of Enstar (US) Inc. since February 2006. He is located in the Warwick, Rhode Island office. Mr. Carlson also served in various capacities including Sr. Vice President of Providence Washington Insurance Co. from 1976 through 2005.

Paul Carruthers has served as the Chief Financial Officer at Shelbourne Syndicate Services Limited, a Lloyd’s Managing Agency, since August 2009, and originally joined Enstar (EU) Limited in early 2009. From April 2007 to December 2008, Mr. Carruthers was the Finance Director at RiverStone Managing Agency. From 1999 to 2002, Mr. Carruthers worked for Royal and SunAlliance in a number of personal lines finance roles. He is a member of the Institute of Chartered Accountants in England and Wales.

John Cassin is a non-executive director of Harper Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.

Phillip Cooper has been a Director of Cranmore Adjusters Limited since 1999. Mr. Cooper served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.

Elizabeth DaSilva has been the Administration and Human Resources manager of Enstar Limited since 1996. From 1993 until 1996, Ms. DaSilva worked as a reinsurance accountant for Powerscourt Group Ltd.

Cheryl D. Davis has served as the Chief Financial Officer of Enstar USA, Inc. since January 2007. Ms. Davis was Chief Financial Officer and Secretary of The Enstar Group, Inc. from April 1991 through the Merger in January 2007 and was Vice President of Corporate Taxes of The Enstar Group, Inc. from 1989. Ms. Davis has been employed with The Enstar Group, Inc. since April 1988. Prior to joining The Enstar Group, Inc., Ms. Davis was a Senior Manager with KPMG Peat Marwick.

Rudy A. Dimmling is a non-executive director of Constellation Reinsurance Company Limited and a managing director of The Princeton Partnership located in Fairfield, Connecticut. Previously, Mr. Dimmling was Senior Vice President and Chief Administrative Officer of Centre Group Holdings LLC, the former parent of Constellation Reinsurance Company Limited, from January 2000 until April 2007. Centre Group Holdings LLC is a wholly owned subsidiary of Zurich Financial Services and is located in New York, New York. During his tenure at Zurich Financial Services, Mr. Dimmling served on the Board of Directors of Constellation Reinsurance Company Limited, as well as several other affiliated companies of Centre Group Holdings LLC.

Andrew Elliot has served as Underwriter and a Director of Shelbourne Group Limited since October 2007. Mr. Elliot was Active Underwriter of Liberty Syndicate 282 between 1994 and 2006 and Managing Underwriter of Liberty Syndicates between 2005 and 2006. He has previously held underwriting roles at Wellington, KPH and Marchant & Eliot Group. During his tenure as a Lloyd’s Underwriter, he was a member of various Lloyd’s Committees including the LMA Board, Lloyd’s Authorisations Committee and the Joint Excess of Loss Committee. Mr. Elliott is a Chartered Insurer.

David Ellis joined Cranmore Adjusters Limited as a Reinsurance Consultant in 2000 and has been a director since 2007. Mr. Ellis served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.

Joseph Follis has more than 26 years of experience in the property & casualty claims arena. Since February 2006, Mr. Follis has served as Senior Vice President of Enstar (US) Inc., in Warwick, Rhode Island. Prior to that, and since October 1999, he served as Vice President of Claims for Highlands Insurance Company in Trenton, New Jersey. From July 1995 through October 1999, Mr. Follis served as Vice President of Environmental Claims for Envision Claims Management in Morristown, New Jersey. Mr. Follis began his insurance career with Continental Insurance Company in Cranbury, New Jersey, where he worked from May 1982 through July 1995. Mr. Follis held several positions while at Continental Insurance Company, and at the time of his departure was the Assistant Vice President of Environmental Claims.

Andrea Giannetta has served as Vice President of Enstar (US) Inc. since April 2007. Ms. Giannetta has also served as Senior Vice President and Director of Capital Assurance Company since August 2008. Ms. Giannetta further has served as Vice President and Director of Constellation Reinsurance Company Limited since January 2009. From 2003 until April 2007, she served as Assistant Vice President for RiverStone Claims Management in Manchester, New Hampshire.

Ewen Gilmour joined Shelbourne Syndicate Services as a non-executive director in October 2009. He is also a non-executive director of a number of other Lloyd’s based companies, including Antares Underwriting Services, Hampden Agencies, and Xchanging Insurance Services Group. In addition, he serves on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of

Chaucer Holdings plc until retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.

Steven Given is Chief Executive Officer of Enstar Australia Limited. Prior to Mr. Given’s move to Australia, he was Senior Vice President of Enstar (US) Inc. between July 2007 and June 2008, and led the Group Commutations Team at Enstar (EU) Limited from June 2001 to June 2007. Mr. Given was previously Chief Financial Officer of IAM (Bermuda) Limited from 1997 to 2001, and Financial Controller of LaSalle Re Limited in Bermuda from 1993 to 1997. Prior to 1993, Mr. Given was employed as a senior auditor for KPMG Peat Marwick in Bermuda and for Pannell Kerr Forster in Dublin. Mr. Given is a Fellow of the Institute of Chartered Accountants in Ireland and holds an MBA from the Edinburgh Business School.

James Grajewski has served as Senior Vice-President of Capital Assurance Company and Capital Assurance Services, Inc. since August 2008. Mr. Grajewski has served as Executive Vice President of Enstar (US) Inc. since January 2007. Mr. Grajewski also served as Executive Vice President of International Solutions, LLC in Florida from April 2000 to December 2006. From January 1992 until March 2000, he served as Reinsurance Manager for Royal SunAlliance Insurance Company in North Carolina.

Orla Gregory has served as Vice-President of Mergers and Acquisitions of Enstar Limited since September 2009, and has been with the Company since 2003. Ms. Gregory worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Investment Accountant. Prior to this, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

David Grisley has been the U.K. IT Director of Enstar (EU) Limited since 1996. From 1993 until 1996, Mr. Grisley served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, Mr. Grisley was the IT Manager for Anchor Underwriting Mangers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.

David Hackett has been the Financial Director of Enstar (EU) Limited since 1996. Mr. Hackett also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. Mr. Hackett was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991 and a senior auditor in the Montreal office of Thorne Riddell from 1973 to 1979.

Nick Hall was appointed a director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, Mr. Hall has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. Mr. Hall served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Runoff Limited and Cobalt Solutions Services Ltd. in London and Sydney.

Michael H.P. Handler is a non-executive director of Harper Insurance Limited and is the Chairman and Managing Director of Guy Carpenter Continental Europe and a member of the Guy Carpenter International Management Board. He has been on the Board of Directors of Russian Reinsurance Company since 1997 and its Non-Executive Chairman since 2003. Mr. Handler began his career with Guy Carpenter in 1974, working in both New York and briefly in Copenhagen until his transfer to Zurich in 1996.

Timothy Hanford has served as a director of Shelbourne Group Limited since December 2007. Mr. Hanford is Co-Head of FPK Capital, the private equity vehicle of Fox-Pitt, Kelton, Cochran, Caronia & Waller, and serves as a director of Encore Capital Group Inc. He previously served as Head of Private Equity at Dresdner Bank, a member of the Institutional Restructuring Unit’s Executive Committee. Mr. Hanford’s other previous experience includes private equity investing with Charlemagne Capital and serving as a Board Director of Schroders, based in Hong Kong and Tokyo, where he was responsible for structured finance. Mr. Hanford holds an MS degree from Stanford University’s Graduate School of Business, where he was a Sloan Fellow, and a BSc degree in Chemical Engineering from Birmingham University.

Philip Hernon has been the Managing Director of Kinsale Brokers Limited since its formation in 2003. Prior to that position, Mr. Hernon held various senior positions within three of Lloyd’s brokers. In 1995, he was a founding Director of Helix U.K. Ltd.

Andreas K. Iselin joined the board of Harper Insurance Limited in November 2009. Since 2008, Mr. Iselin has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007 he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Prior to this, Mr. Iselin held senior positions with both Winterthur Insurance Group and Swiss Re Group.

Jiro Kasahara is a non-executive director of Hillcot Holdings Ltd. and holds the position of General Manager in Financial Institutions Business Sub-Group with Shinsei Bank. Mr. Kasahara has been with Shinsei Bank since 1982.

Mark A. Kern has served as the Senior Reinsurance Analyst at Enstar (US) Inc. since 2003 and has been based out of Florida and New York.

Adrian C. Kimberley has been with the Company since 2001 and is currently its Group Chief Accountant. Mr. Kimberley also served as Controller of Enstar Limited from 2000 to 2001. From 1995 until 2000, he served as Senior Account Manager for Powerscourt Management Limited in Bermuda. Mr. Kimberley was the Controller for Techware Systems Corporation in Vancouver, Canada from 1992 to 1995 and a senior auditor in the Vancouver office of KPMG Peat Marwick from 1986 to 1992.

Cameron Leamy is a non-executive director of Denman Holdings Limited and is currently a member of the Board of Directors of R.G.A. Canada Ltd., Sun Life Assurance Company of Canada (Barbados) Limited and Sun Life of Canada Reinsurance (Barbados) Ltd. He was formerly Senior Vice President — Marketing of Sun Life and Chief Marketing Officer for all the company’s lines of business. Prior to that, he was Branch Manager of Sun Life’s United States operations. Mr. Leamy retired from Sun Life at the end of 1996.

Max Lewis is currently an independent consultant who has been a non-executive director of River Thames Insurance Company since 2002. Mr. Lewis is also a non-executive director of Motors Insurance Company U.K. He worked in various senior executive positions at Marsh & McLennan Companies (formerly Sedgwick Group) from 1979 to 2001 and in December 2006 retired as chairman of the Medisure Group of Companies.

Albert Maass is a non-executive director of several of the Company’s subsidiaries. Mr. Maass has headed the Alternative Investment Division of Shinsei Bank since September 2007 and has been with Shinsei Bank since October 2004, when he joined as General Manager of the Office of Chief Investment Officer. Prior to joining Shinsei, he was with HVB in New York, Tokyo and Hong Kong. Mr. Maass previously worked for Central Bank of Chile, EBRD (London), Nomura (London), Mariner Investment Group (NY) and Allied Capital (NY). Mr. Maass holds a degree in economics from Universidad Católica de Chile and a degree in mathematics from Universidad de Chile.

Philip Martin is the Chief Operating Officer of Shelbourne Syndicate Services Limited, having assumed this position in August 2009. Mr. Martin has served as a Director of Shelbourne Group Limited since 2008. Mr. Martin served as an Executive Director of Goldman Sachs International from 2007 to 2008 in London. From 1996 until 2007, he served as Managing Director for Guy Carpenter & Co. Ltd. in London.

Duncan McLaughlin has been a director of Enstar (EU) Limited since April 2006. He joined the Company in 2000 and was previously a Senior Manager dealing with technical aspects of reinsurance run-off particularly for third-party clients. Prior to joining the Company, he was a senior reinsurance auditor for Compre Services (UK) Limited from 1998 to 1999, a reinsurance specialist at Global Resource Managers from 1996 to 1997, a reinsurance auditor for Chiltington International Limited from 1994 to 1996 and a reinsurance technician for Syndicate Underwriting Management from 1992 to 1994.

Thomas Nichols has been an account manager for a number of run-off clients of Enstar (EU) Limited since 2003. Before joining Enstar (EU) Limited, Mr. Nichols served as a manager in the insurance division of PricewaterhouseCoopers from 1999 to 2003. He is a member of the Institute of Chartered Accountants for England and Wales.

Gareth Nokes joined Enstar (EU) Limited in January 2006 as the U.K. Group Chief Financial Officer. From March 2005 to January 2006, Mr. Nokes worked as Group Manager within the Integrated Business Solutions team of Deloitte & Touche’s Cambridge, U.K. office. From 2001 to 2005, Mr. Nokes worked within the insurance division of Deloitte & Touche’s Bermuda office. Mr. Nokes is a fellow of the Association of Certified Chartered Accountants.

Steven Norrington is based in the U.S. and is the Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, Mr. Norrington was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, Mr. Norrington served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.

Kevin O’Connor has been the General Manager of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. Mr. O’Connor has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda. From 1978 to 1993, he worked in practice for a number of audit and accountancy firms in Ireland.

Sandra O’Sullivan has served as the Chief Financial Officer of Enstar Australia Limited since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, Ms. O’Sullivan was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.

Gary Potts is a non-executive director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment Mr. Potts had previously been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Treasury in Australia for ten years with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury representative in Tokyo for three years from 1984.

Teresa Reali has worked as a Senior Accountant for Enstar (US) Inc. in Rhode Island since March 2006. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, Ms. Reali worked for Providence Washington Insurance Company in Rhode Island. Her last position with Providence Washington was Senior Accountant.

Derek Reid has been the Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.

Raymond Rizzi has served as Vice President of Enstar (US) Inc. since April 2006, and had also served as Vice President of the Stonewall Insurance Company from April 2006 through April 2010. He also served as Regional Manager, Assistant Vice President, and Vice President of Highlands Insurance Company from January 2000 to April 2006 in Lawrenceville, New Jersey. From 1996 until 1999, he served as Vice President for Envision Claims Management in Morristown, New Jersey. From 1989 until 1996, he served as Home Office Account Manager and Home Office Account Executive for Travelers Insurance Company in Hartford, Connecticut.

David Rocke has been a director and Senior Vice President of Enstar Limited since 2006. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries and has been a senior officer with the Company since 1996. Immediately prior to joining the Company in 1996, Mr. Rocke held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.

Richard C. Ryan has been the Controller and Treasurer of Enstar (US) Inc. since April 2005. Mr. Ryan served as Controller of International Solutions LLC from 1999 to 2005 in Florida. He was Field Controller of AIG

Domestic Life Companies from 1995 to 1999 in Delaware. Mr. Ryan was a Manager & Auditor for American Centennial Insurance Company from 1983 to 1995 in New Jersey.

Duncan M. Scott has been a Vice President of Run-Off and Insolvency Operations of the Company since 2001. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. Mr. Scott was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.

Mark Sinderberry is a non-executive director of Enstar Australia Limited and has served as the Chief Executive of Premier Team Holdings Ltd. (UK) from January 2006 to December 2008. Mr. Sinderberry also served as Chief Executive of Saracens Ltd. from February 2003 to December 2005 in London. From November 1995 until January 2003, he served as Chief Executive for ACT Rugby Union in Canberra Australia.

Jann Skinner has served as a director of Gordian Runoff Limited, TGI Australia Limited, Church Bay Limited and Enstar Australia Holdings Pty Limited since November 2008. Ms. Skinner also served as a Partner of PricewaterhouseCoopers from July 1987 until June 2004 in Sydney. From 1975 to 1987 she worked in the audit division of PricewaterhouseCoopers (formerly Coopers & Lybrand) in both their Sydney and London offices.

Donna L. Stolz has been the Executive Vice President and Chief Administrative Officer of Enstar (US) Inc. since 2005. Ms. Stolz was the Vice President of Administration for International Solutions LLC in 2004. She served as Vice President of Marketing and Sales from 1997 to 2001 and Senior Business Analyst from 1994 to 1997 for Systems Integration and Imaging Technologies, Inc.

C. Paul Thomas has been an account manager for a number of run-off clients of Enstar (EU) Limited since 2001 and a director of Enstar (EU) Limited since 2006. Before joining Enstar (EU) Limited, Mr. Thomas served as a financial controller and, subsequently, finance director of Wasa International (UK) Insurance Company from 1997 to 2001. Prior to that, Mr. Thomas held increasingly senior financial positions within Friends Provident Group between 1993 and 1997 and NM Financial Management between 1988 and 1993.

Kenneth Thompson is a non-executive director of Denman Holdings Limited and serves as the President of Thomson International Management Inc., a Barbados-based organization specializing in the provision of management, administrative and accounting services to the international business sector. Previously, he was the Area Manager for CIBC Barbados with the overall responsibility for the operations of CIBC in Barbados, including ten branches, the Corporate Finance Centre, the Trust Company and Data Services Centre, involving a workforce of some 300 employees.

Darren S. Truman has served as Claims and Reinsurance Director of Shelbourne Syndicate Services since September 2009, and has been a Senior Technical Manager of the Company since April 2004. Mr. Truman also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, Mr. Truman held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.

Alan Turner has served as the Managing Director of Enstar (EU) Limited since April 2006 and is a director of a number of the Company’s U.K. subsidiaries. Prior to this, he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.

Dr. Florian von Meiss is a non-executive director of Harper Insurance Limited. Dr. von Meiss opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. Dr. von Meiss holds law degrees from both the University of Zurich and the Columbia School of Law.

Brian J. Walker joined Enstar (EU) Limited in 2003 as a Senior Manager and has served as Assistant General Manager of Harper Insurance Limited since 2004. From 2000 until 2003, he served as Group Finance Director of British-American (UK) Ltd. Prior to 2000, Mr. Walker was a Senior Audit Manager with Ernst & Young, Bermuda.

Karl J. Wall has been the President and Chief Operating Officer of Enstar (US) Inc. since 2005. Mr. Wall served as Chief Executive Officer and Operating Manager of International Solutions LLC from 1993 to 2005. He was Chief Operating Officer for Facility Insurance Corporation from 1997 until 2000. He was the Vice President at American Centennial Insurance Company from 1986 to 1993.

Stefan Wehrenberg is a non-executive director of Harper Insurance Limited and a partner of BLUM Attorneys at Law since January 2005 and was previously a senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. Mr. Wehrenberg holds a law degree from the University of Zurich.

Duncan Wilkinson joined Shelbourne Syndicate Services in August 2009 as an interim Chief Executive Officer responsible for the day-to-day operations of the Lloyd’s vehicle. Prior to running his own consultancy firm in the Lloyd’s Market, he was Chief Executive Officer for St. Paul’s at Lloyd’s, a wholly owned subsidiary of St. Paul Travellers. Before joining St. Paul in 1993, he was a Director and Senior Manager in two Lloyd’s Managing agents from 1980 to 1992. Mr. Wilkinson is a Chartered Director and a Fellow of the Institute of Directors.

Mark Wood joined Cranmore Adjusters Limited in 1999 as an Associate Director and has been a director since 2002. Mr. Wood served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1998 to 1999 and for Rodney-Smith & Partners Limited (which ultimately became Whittington Insurance Consultants Limited) from 1989 to 1998. Between 1983 and 1989, he worked in the claims and reinsurance teams for the A.A. Cassidy and D.W. Graves Syndicates at Lloyd’s, Greig Fester Limited and Finnish Industrial & General Insurance Company Limited.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth information as of April 15, 2010 (unless otherwise provided herein) regarding beneficial ownership of our ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our directors and director nominees;

•	each of our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers; and

•	all of our current directors and executive officers as a group.

Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton HM JX, Bermuda and each person has sole voting and dispositive power with respect to all such shares.

		Number of Shares	Percent of
Name of Beneficial Owner	Number of Shares	Subject to Option	Class(1)

Dominic F. Silvester(2)	2,153,896	0	15.57%
J. Christopher Flowers(3)	1,514,433	0	10.94%
Beck, Mack & Oliver LLC(4)	1,107,565	0	8.01%
Trident II, L.P. and related affiliates(5)	870,332	0	6.29%
Paul J. O’Shea(6)	640,404	0	4.63%
Nicholas A. Packer(7)	605,470	0	4.38%
John J. Oros(8)	288,432	196,149	3.45%
Charles T. Akre, Jr.(9)	254,541	0	1.84%
Robert J. Campbell(10)	169,777	0	1.23%
Richard J. Harris	66,871	0	*
T. Whit Armstrong(11)	37,558	14,711	*
Paul J. Collins(12)	29,198	4,903	*
Gregory L. Curl(13)	2,839	4,903	*
All Executive Officers and Directors as a group (11 Persons)(14)	5,763,419	220,666	42.51%

*	Less than 1%

(1)	Our bye-laws reduce the total voting power of any U.S. shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)	Includes 559,150 ordinary shares held directly by Mr. Silvester (of which 110,239 have been pledged to secure a loan), 1,063,164 ordinary shares held by the Right Trust (which have been pledged to secure a loan), and 531,582 ordinary shares held by the Left Trust. Mr. Silvester and his immediate family are the sole beneficiaries of the Left Trust and the Right Trust. The trustee of the Left Trust is R&H Trust Co. (NZ) Limited, a New Zealand company, whose registered office is 162 Wickstead Street, Wanganui 5001, New Zealand. The trustee of the Right Trust is R&H Trust Co. (BVI) Ltd. (“RHTCBV”), a British Virgin Islands Company, whose registered office is Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands.

(3)	Includes 1,221,555 ordinary shares held directly (which have been pledged to secure a line of credit), 2,649 shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors, and 4,515 restricted share units. In addition, Mr. Flowers exercises investment discretion over 285,714 shares through: (a) JCF Associates II Ltd., of which he is the sole director, and JCF Associates II-A LLC, of which he is the managing member, on behalf of J.C. Flowers II L.P., J.C. Flowers II-A L.P. and J.C. Flowers II-B L.P. and (b) FSO GP Ltd., of which he is the sole director, on behalf of Financial

Service Opportunities L.P. (collectively, the “Funds”). Mr. Flowers disclaims beneficial ownership of the shares held by the Funds except to the extent of any pecuniary interest therein. This disclosure shall not be construed as an admission that Mr. Flowers is the beneficial owner of the Funds’ shares for any person. As a result of the Company’s bye-law provision described in footnote 1 above, Mr. Flowers only has voting power with respect to 1,293,934 of the ordinary shares he beneficially owns. The principal address for Mr. Flowers is 717 Fifth Ave., 26th floor, New York, NY 10022.

(4)	Based on information provided in a Schedule 13G filed by Beck, Mack & Oliver LLC (“Beck Mack”), a registered investment adviser under Section 203 of the Investment Advisers Act, on January 28, 2010. The ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No one of these clients owns more than 5% of such class of securities. As of December 31, 2009, Beck Mack has shared dispositive power with respect to all of the shares and sole voting power with respect to 1,017,840 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell.

(5)	Based on information provided in a Schedule 13G/A filed jointly by Trident II, L.P. (“Trident II”), Trident Capital II, L.P. (“Trident GP”), Marsh & McLennan Capital Professionals Fund, L.P. (“Trident PF”), Marsh & McLennan Employees’ Securities Company, L.P. (“Trident ESC”), and Stone Point Capital LLC (“Stone Point”) on February 10, 2010. As of December 31, 2009, the number of ordinary shares beneficially owned includes (a) 822,031 ordinary shares held by Trident II; (b) 23,499 ordinary shares held by Trident PF; and (c) 24,802 ordinary shares held by Trident ESC. The sole general partner of Trident II is Trident GP, and the manager of Trident II is Stone Point. The general partners of Trident GP are four single member limited liability companies that are owned by individuals who are members of Stone Point. The sole general partner of Trident PF is a company controlled by individuals who are members of Stone Point. The sole general partner of Trident ESC is a company that is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”). Stone Point has authority to execute documents on behalf of the general partner of Trident ESC pursuant to a limited power of attorney. The principal address for Trident II, Trident GP, Trident PF and Trident ESC is c/o Maples & Calder, Ugland House, Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands. The principal address for Stone Point is 20 Horseneck Lane, Greenwich, CT 06830. Trident PF and Trident ESC have agreed with Trident II that (i) Trident ESC will divest its holdings in the Company only in parallel with Trident II, (ii) Trident PF will not dispose of its holdings in the Company before Trident II disposes of its interest, and (iii) to the extent that Trident PF elects to divest its interest in the Company at the same time as Trident II, Trident PF will divest its holdings in parallel with Trident II. As a result of this agreement, Trident II may be deemed to beneficially own 48,301 ordinary shares directly held by Trident PF and Trident ESC collectively, and Trident PF and Trident ESC may be deemed to beneficially own 822,031 ordinary shares directly held by Trident II. Trident II disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Trident PF or Trident ESC, and Trident PF and Trident ESC each disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Trident II.

(6)	Includes 31,629 ordinary shares held directly by Mr. O’Shea and 608,775 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is RHTCBV.

(7)	Includes 16,695 ordinary shares held directly by Mr. Packer and 588,775 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is RHTCBV.

(8)	Includes 88,432 ordinary shares held directly by Mr. Oros and 200,000 ordinary shares indirectly owned by Mr. Oros through Brittany Ridge Investment Partners, L.P.

(9)	Includes 5,350 ordinary shares held directly by Mr. Akre (of which 3,000 ordinary shares are pledged in a brokerage margin account), 1,191 ordinary shares issuable pursuant to the Enstar Group Limited Deferred

Compensation and Ordinary Share Plan for Non-Employee Directors, and 248,000 ordinary shares held indirectly through several investment funds of which Akre Capital Management, LLC serves as the general partner, managing member or investment adviser. Mr. Akre, who is the managing member of Akre Capital Management, LLC, disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by the investment funds except to the extent of any pecuniary interest therein. Excludes 78,800 ordinary shares beneficially owned in separately managed accounts by investment advisory clients of Akre Capital Management, LLC of which Mr. Akre disclaims beneficial ownership.

(10)	Includes 51,645 ordinary shares held directly by Mr. Campbell, 39,500 ordinary shares held by a self-directed pension plan, 32,300 ordinary shares owned by Mr. Campbell’s spouse and pledged in a brokerage margin account, 25,050 ordinary shares owned by Osprey Partners, 12,600 ordinary shares owned by Mr. Campbell’s children, 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, 2,500 ordinary shares owned by the F.W. Spellissy Trust, and 3,182 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(11)	Includes 19,467 ordinary shares held directly, 3,169 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors, and 14,922 restricted share units. Of the shares beneficially owned by Mr. Armstrong, 19,000 shares are pledged to secure a loan.

(12)	Includes 25,062 ordinary shares held in trust, 2,832 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors, and 1,304 restricted share units.

(13)	Includes 1,456 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors and 1,383 restricted share units.

(14)	See footnotes 2, 3, and 6 through 13.

EXECUTIVE OFFICERS

The table below sets forth certain information concerning our executive officers:

Name	Age	Position(s)

Dominic F. Silvester(1)	49	Chief Executive Officer and Director
Paul J. O’Shea(1)	52	Executive Vice President, Joint Chief Operating Officer and Director
Nicholas A. Packer	47	Executive Vice President and Joint Chief Operating Officer
Richard J. Harris	48	Chief Financial Officer
John J. Oros(1)	63	Executive Chairman and Director

(1)	Biography available above under “Proposal No. 1 — Election of Directors.”

Nicholas A. Packer has served as Executive Vice President and the Joint Chief Operating Officer of the Company since our formation in 2001. He served as a director of the Company from January 2007 to August 2007, when he resigned from that position. From 1996 to 2001, Mr. Packer was Chief Operating Officer of Enstar (EU) Limited, a wholly owned subsidiary of Enstar Limited, which is now itself a subsidiary of the Company. Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. From 1993 to 1995, Mr. Packer joined Mr. Silvester in forming a run-off business venture in Bermuda. Mr. Packer served as Vice President of Anchor Underwriting Managers Limited from 1991 until 1993. Prior to joining Anchor, he was a joint deputy underwriter at CH Bohling & Others, an affiliate of Lloyd’s of London.

Richard J. Harris has served as the Chief Financial Officer of the Company since May 2003. From 2000 until April 2003, Mr. Harris served as Managing Director of RiverStone Holdings Limited & Subsidiary Companies, the European run-off operations of Fairfax Financial Holdings Limited. Previously, he served as the Chief Financial Officer of Sphere Drake Group.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Committee is comprised of five independent directors. The Compensation Committee is responsible for establishing the philosophy and objectives of our compensation programs, designing and administering the various elements of our compensation programs and assessing the performance of our executive officers and the effectiveness of our compensation programs in achieving their objectives.

Compensation Philosophy and Objectives

We are a rapidly growing company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate objectives and align our executives’ long-term interests with those of our shareholders.

We have specifically identified growth in our tangible net book value as our primary corporate objective. We believe growth in our tangible net book value is largely driven by growth in our net earnings, which is in turn partially driven by successfully completing new acquisitions. While we have not identified specific metrics or goals against which we measure the performance of our executive officers, we believe the structure of our bonus plan, as described below, induces performance consistent with our corporate objectives and aligns our executives’ long-term interests with those of our shareholders.

Role of Executive Officers and Compensation Consultant

For the fiscal year ended December 31, 2009, Mr. Silvester, our Chief Executive Officer, as the leader of our executive team, assessed the individual contribution of each member of our executive team and made a recommendation in February 2009 to the Compensation Committee with respect to any merit increase in salary, and made a recommendation in February 2010 to the Compensation Committee with respect to cash bonus and share awards under the 2006-2010 Annual Incentive Compensation Program (the “Annual Incentive Plan”). The Compensation Committee evaluated, discussed and approved these recommendations.

Our Chief Executive Officer and Chief Financial Officer also support the Compensation Committee in its work by providing information relating to our financial plans, performance assessments of our executive officers and other personnel-related data. Mr. Harris, our Chief Financial Officer, regularly attends portions of the meetings of our Compensation Committee in connection with performing these functions.

The committee has the authority under its charter to retain independent compensation consultants or other outside advisors. The Compensation Committee did not engage any advisors during the fiscal year ended December 31, 2009. Following the end of the fiscal year, the committee engaged PricewaterhouseCoopers LLP as a compensation consultant to provide a comparative market analysis for the committee to review in connection with establishing compensation for the fiscal year ending December 31, 2010. The details of the engagement are discussed below in “— Principal Elements of Executive Compensation.”

Principal Elements of Executive Compensation

Our executive compensation program currently consists of three components: base salaries, annual incentive compensation and long-term incentive compensation. There is no pre-established policy or target for the allocation of these components. Rather, the structure of our Annual Incentive Plan tends to dictate what percentage of our executives’ annual compensation is derived from their bonuses as opposed to their base salaries and the value of their perquisites. Our executives are entitled to certain perquisites, including the payment of a housing allowance to our executives domiciled in Bermuda and certain payments made in lieu of retirement benefit contributions. The Compensation Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component. In reviewing compensation for 2009 to determine whether we were meeting our goal of providing competitive compensation that will attract and retain qualified executives, the Compensation Committee reviewed publicly available compensation information described in the periodic filings of an informal group of other publicly traded Bermuda companies in the insurance and reinsurance industry. For the year ended December 31, 2009, the publicly available information we received was with respect to ACE Limited, Allied World Assurance Company Holdings Limited, Argo Group International Holdings Ltd., Arch Capital Group Ltd., Aspen Insurance Holdings Ltd., AXIS Capital Holdings Ltd., Endurance Specialty Holdings Ltd., Everest Re Group Ltd., IPC Holdings Ltd., Max Capital Group Ltd., Montpelier Re Holdings Ltd., PartnerRe Limited, Platinum Underwriters Holdings Ltd., Quanta Capital Holdings Ltd., RAM Holdings Ltd., RenaissanceRe Holdings Ltd. and XL Capital Ltd. The committee reviewed the compensation paid by these companies for informational and overall comparison purposes; there was no target percentile or precise position in which we aimed to fall other than to generally be competitive with the compensation we offer our executives.

For the current fiscal year ending December 31, 2010, the Compensation Committee engaged Pricewaterhouse Coopers LLP as a compensation consultant for purposes of analyzing the competitiveness of our executive officer compensation levels, primarily to assist the committee in establishing 2010 base salaries. In the upcoming months, the Compensation Committee intends to engage a compensation consultant to provide additional analyses that may further affect 2010 compensation, and, accordingly, there may be a variation in the peer group companies reviewed as the year progresses. The consultant is expected, among other things, to make recommendations with respect to a new annual incentive plan to replace the current Annual Incentive Plan that expires at the end of 2010.

Base Salaries.  The salaries of our Chief Executive Officer and our other executive officers for 2009 were established based on the scope of their responsibilities, taking into account what the Compensation Committee believed was competitive market compensation for similar positions based on publicly available, as well as anecdotal, information available to it. Our goal is to provide base salary levels that are consistent with levels necessary to achieve our compensation objective, which is to maintain base salaries competitive with the market. We believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers. Due to the competitive market for highly qualified employees in our industry and our geographic locations, we may choose to set our cash compensation levels at the higher end of the market in the future. Any base salary adjustments are expected to be based on competitive conditions, market increases in salaries, individual performance, our overall financial results and changes in job duties and responsibilities. Pursuant to the employment agreements we have with our Chief Executive Officer and our other executive officers, base salaries are also subject to cost-of-living adjustments, which provide that an increase in an executive officer’s base salary with respect to each subsequent year may not be less than the product of the executive officer’s base salary multiplied by the annual percentage increase in the retail price index for the United States, as reported in the most recent report of the U.S. Department of Labor for the preceding year. Once increased, the executive officer’s annual salary cannot be decreased without his written consent.

The committee increased base salaries by 5%, effective March 31, 2009, primarily due to what the committee believed appropriately provided for cost-of-living adjustments. The Compensation Committee also considered the then-current market conditions and the global economic downturn and determined that an increase greater than 5% was not warranted.

For the current fiscal year ending December 31, 2010, Pricewaterhouse Coopers LLP provided an analysis to the Compensation Committee that included a review of total compensation of executives at certain Bermuda public companies in our industry (excluding certain companies much larger in size than we are) for 2008, the most recent year with respect to which information was publicly available, and a comparison of the compensation of our Chief Executive Officer, Chief Financial Officer, and Executive Vice Presidents to similar positions at the peer group companies. Based primarily on this analysis, our 2009 financial results, and the Chief Executive Officer’s recommendations based on his review of the foregoing, the Compensation Committee increased base salaries for 2010 in recognition that executive officer compensation was significantly below what the analysis indicated were median levels for our market. In line with the Compensation Committee’s belief that continuing to compensate our executives at a level that is significantly below the median of our market could jeopardize our ability to retain these key employees, the committee decided that salary increases were warranted. The 2010 base salary increases, along with the amounts of the bonuses awarded with respect to the year ended December 31, 2009 (discussed below), are designed to address the disparity between total compensation for our executive officers and the median compensation for our peer group. Effective April 1, 2010, annual base salaries will be as follows: (i) Mr. Silvester, $1,200,000 (increased from $756,000); (ii) Messrs. O’Shea and Packer, $1,000,000 (increased from $585,900); and (iii)  Mr. Harris, $1,000,000 (increased from $522,900). The committee decided to maintain Mr. Oros’ annual base salary at its 2009 level of $378,000, reflecting that he splits his employment between J.C. Flowers & Co. LLC and us.

Annual Incentive Compensation.  We maintain the Annual Incentive Plan, the purpose of which is to set aside 15% of our net after-tax profits to be allocated among our executive officers and employees. The Annual Incentive Plan is designed to reward performance that is consistent with our primary corporate objective of increasing our tangible net book value through growth in our net earnings. The percentage of net after-tax profits comprising the bonus pool will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the calendar year.

The allocation of the Annual Incentive Plan pool among our executive officers and the other participants in the plan is the responsibility of the Compensation Committee and is based on individual performance, as determined by the Compensation Committee with significant input from our Chief Executive Officer. As stated above, after the year ended December 31, 2009, our Chief Executive Officer assessed the individual contribution of each member of our executive team and made a recommendation to the Compensation Committee as to the allocation of bonuses out of the bonus pool. While the bonus pool is quantified as 15% of our net after-tax profits, there are no quantitative performance objectives for the recommendation as to individual allocations, nor are specific goals or targets for the executive team established in advance.

The factors considered in evaluating individual performance traditionally have been the executive’s contribution to our operating results, including the performance of the areas over which each executive has primary responsibility. The allocations are discretionary and driven by the opinion of both the Chief Executive Officer and the Compensation Committee as to how each executive officer performed when looking back on the fiscal year. Because the bonus pool is a fixed amount determined by a pre-established financial metric, we allow for a subjective judgment in allocating the pool to the individuals. No pre-determined criteria are established or utilized to support that judgment; the Compensation Committee bases its opinion on its retrospective view of the executive’s overall contribution during the year. As it has done in prior years, the Compensation Committee decided to pay 75% of total bonuses in cash and 25% in ordinary shares, adjusted as necessary for fractional shares. For the year ended December 31, 2009, we awarded each of Messrs. Silvester, O’Shea, Packer and Harris a total bonus of $2,000,000, consisting of a $1,500,026 cash bonus and 7,331 bonus shares with a value on the award date of $499,974. Reflecting his split employment, Mr. Oros was awarded a total bonus of $1,000,000, consisting of a $750,047 cash bonus and 3,665 bonus shares with a value on the award date of $249,953. The bonus shares were awarded through the 2006 Equity Incentive Plan, as more fully described below.

Bonuses paid to executive officers under the Annual Incentive Plan increased compared to last year. This was principally due to the overall bonus pool being larger ($23.9 million in 2009, compared to $14.4 million in 2008) because of the increase in our net after-tax profits ($159.0 million for the year ended December 31, 2009, compared to $95.9 million for the year ended December 31, 2008) as well as the Compensation Committee’s desire to address some of the disparity between our executive compensation and that of our peer group. For 2009, the committee agreed with the Chief Executive Officer’s recommendation that each executive officer receive an equal share of the bonus pool as both agreed that each contributed equally to our performance and each was instrumental in the operating results achieved, with Mr. Oros receiving half of the share of the other executive officers as a reflection of the split nature of his employment. Though not required to do so, the Chief Executive Officer has historically recommended equal bonuses be paid to executive officers under the Annual Incentive Plan (with Mr. Oros typically receiving half of this amount) based on his assessment that all contributed equally, and as a reward and incentive for continued cohesiveness and teamwork. The Compensation Committee has approved these equal bonuses because it determined that doing so promotes accord and a willingness to strive for favorable results in the area over which each executive has primary responsibility.

In making compensation decisions, the Compensation Committee has evaluated the Annual Incentive Plan and believes that the Annual Incentive Plan is properly aligned with the Company’s performance as a whole and does not provide incentives for our executives to take inappropriate or excessive risks in any particular year to the detriment of our long-term success, as any such detriment would negatively affect the amount of the bonus payments in future years. Furthermore, the committee believes that at the present time the bonus structure addresses current market conditions, because the measure of net after-tax profits encompasses all aspects of our performance, including, among many other factors, market-sensitive areas such as the performance of our investment portfolio.

Long-Term Incentive Compensation.  We have established the 2006 Equity Incentive Plan (the “Equity Incentive Plan”) to provide our employees long-term incentive compensation in the form of share ownership, which we believe furthers our objective of aligning the interests of management and the other participants in the plan with our long-term performance. The Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee currently expects that the majority of shares available for issuance under the Equity Incentive Plan will be used for the purpose of granting bonus shares, which are issued in lieu of all or a portion of the cash bonus payments under the Annual Incentive Plan. Other awards under the Equity Incentive Plan may be made at various times and in varying amounts in the discretion of the Compensation Committee, although in 2009 this did not occur.

As described above, for the year ended December 31, 2009, each of Messrs. Silvester, O’Shea, Packer and Harris received 7,331 shares, representing 25% of their $2,000,000 total bonus award. The bonus share awards had a value on the award date of $499,974. Mr. Oros received 3,665 shares with a value of $249,953 on the award date, representing 25% of his $1,000,000 total bonus award. The Compensation Committee made bonus determinations under the Annual Incentive Plan at its meeting on February 23, 2010. The committee determined that the bonus shares would be awarded on the fifth day following the release of our Annual Report on Form 10-K for the year ended December 31, 2009. The choice of this date is consistent with the committee’s past practice and the committee’s desire to use a market price that reflects the impact of the information contained in our Annual Report. The closing price of our ordinary shares on the Nasdaq Global Select Market for that date, $68.20, was used to determine the overall number of shares awarded to each executive under the Equity Incentive Plan.

The bonus shares awarded to our executive officers were immediately vested and not subject to any restriction on transfer. All of the bonus shares represented the portion of the payout under the Annual Incentive Plan that the Compensation Committee elected to pay in shares rather than cash.

Share Ownership Guidelines

We currently do not require our directors or executive officers to own a particular amount of our ordinary shares, nor do we have a policy regarding hedging the economic risk of such ownership. The Compensation Committee is satisfied that the equity holdings among our executive officers — currently our executive officers beneficially own in aggregate approximately 43% of our shares outstanding — are sufficient at this time to provide motivation and to align this group’s interests with the interests of our shareholders.

Perquisites

Our executive officers participate in the same group insurance and employee benefit plans, including medical and dental insurance, long-term disability insurance and life insurance, on the same basis as our other salaried employees. In addition, our executive officers generally receive housing allowances and certain other benefits that are described below under “— Summary Compensation Table — Additional Benefits.”

Messrs. Silvester, O’Shea, Packer and Harris receive housing allowances pursuant to their employment agreements. Because our business is global and we are headquartered in Bermuda, many of our executive officers are required to relocate or to maintain a second residence in order to work for us. Non-Bermudians are significantly restricted by law from owning property in Bermuda and accordingly the housing market is largely based on renting to expatriates who work on the island. As a result, housing allowances have become a common practice for non-Bermudians. To reduce the likelihood that these factors will prevent talented executive officers from joining us and to remain competitive, we provide housing allowances to help defray the cost of maintaining a second residence or working in multiple locations.

Post-Termination Protection and Change in Control

We have entered into employment agreements with Messrs. Silvester, Oros, O’Shea, Packer and Harris. Each such agreement provides for accelerated vesting of equity in the event that we are subject to a change in control and the executive officer’s employment terminates for specified reasons. See “Employment Agreements with Executive Officers” below for a summary of these employment agreements. The terms of each employment agreement reflect arm’s length negotiations between us and the executive officer. In addition, our Equity Incentive Plan and our Annual Incentive Plan provide that our executive officers receive certain benefits upon a change in control. These benefits are described below in “Potential Payments Upon Termination or Change in Control.” The basis for the change in control provisions in both the employment agreements and the incentive plans is that they were consistent with customary industry practice and competitive in the marketplace at the time they were entered into or established.

Financial Restatements

The Compensation Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. Our Compensation Committee believes that this issue is best addressed if the need actually arises, when all of the facts regarding the restatement are known.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our U.S. source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited U.S. source income, this limitation has not historically impacted our decisions regarding executive compensation.

We account for equity compensation paid to our employees under the rules of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Summary

The Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our shareholders. The Compensation Committee also believes that the compensation of our executives is both appropriate and responsive to the goal of improving shareholder value through growth in our tangible net book value.

Compensation Committee Report

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2009.

COMPENSATION COMMITTEE

Gregory L. Curl, Chairperson
Charles T. Akre, Jr.
T. Whit Armstrong
Robert J. Campbell
Paul J. Collins

Summary Compensation Table

The following table sets forth compensation earned in fiscal 2009, 2008 and 2007 by our Chief Executive Officer, our Chief Financial Officer, and the three other most highly compensated executive officers who were serving as of December 31, 2009. These individuals are referred to in this proxy statement as the “named executive officers.”

					Stock	All Other
			Salary	Bonus	Awards	Compensation		Total
Name and Principal Position	Year		($)	($)	($)(1)	($)		($)

Dominic F. Silvester	2009		$747,000	$1,500,026	$499,974	$274,475	(2)	$3,021,475
Chief Executive Officer	2008		$690,000	$750,034	$249,966	$292,757		$1,982,757
and Director	2007		$588,333	$562,536	$187,464	$339,271		$1,677,604
Richard J. Harris	2009		$516,675	$1,500,026	$499,974	$171,873	(3)	$2,688,548
Chief Financial Officer	2008		$477,250	$750,034	$249,966	$154,874		$1,632,124
	2007		$406,667	$562,536	$187,464	$107,384		$1,264,050
Paul J. O’Shea	2009		$578,925	$1,500,026	$499,974	$178,098	(4)	$2,757,023
Executive Vice President, Joint	2008		$534,750	$750,034	$249,966	$173,623		$1,708,373
Chief Operating Officer and Director	2007		$456,667	$562,536	$187,464	$164,384		$1,371,050
Nicholas A. Packer	2009		$578,925	$1,500,026	$499,974	$178,098	(5)	$2,757,023
Executive Vice President and	2008		$534,750	$750,034	$249,966	$173,623		$1,708,373
Joint Chief Operating Officer	2007		$456,667	$562,536	$187,464	$194,161		$1,400,828
John J. Oros	2009		$373,500	$750,047	$249,953	$37,350	(6)	$1,410,850
Executive Chairman and Director	2008		$345,000	$750,034	$249,966	$34,500		$1,379,500
	2007	(7)	$273,259	$1,218,776 (8)	$406,224	$27,326		$1,925,585

(1)	For 2009, represents bonus shares awarded in March 2010 pursuant to the Annual Incentive Plan and issued pursuant to the Equity Incentive Plan as follows: Mr. Silvester, 7,331 shares; Mr. O’Shea, 7,331 shares; Mr. Packer, 7,331 shares; Mr. Harris, 7,331 shares; and Mr. Oros, 3,665 shares. The shares were immediately vested, therefore, the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date.

For 2008, represents 4,866 bonus shares awarded to each of the named executive officers in March 2009 pursuant to the Annual Incentive Plan and issued pursuant to the Equity Incentive Plan. The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date.

For 2007, represents bonus shares awarded in March 2008 pursuant to the Annual Incentive Plan and issued pursuant to the Equity Incentive Plan as follows: Mr. Silvester, 1,964 shares; Mr. O’Shea, 1,964 shares; Mr. Packer, 1,964 shares; Mr. Harris, 1,964 shares; and Mr. Oros, 982 shares. The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date. For Mr. Oros, also includes 3,168 shares granted April 2, 2007 pursuant to the Equity Incentive Plan in recognition of services in connection with the Merger. The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date; however, the shares were subject to a one-year restriction on transfer.

(2)	Represents housing allowance ($102,000), personal financial planning ($57,582), reimbursement under Mr. Silvester’s employment agreement for one trip for his family to/from Bermuda each calendar year ($21,988), cash payment in lieu of retirement benefit contribution ($74,700) and payroll and social insurance tax gross-ups ($18,205).

(3)	Represents housing allowance ($102,000), cash payment in lieu of retirement benefit contribution ($51,668) and payroll and social insurance tax gross-ups ($18,205).

(4)	Represents housing allowance ($102,000), cash payment in lieu of retirement benefit contribution ($57,893) and payroll and social insurance tax gross-ups ($18,205).

(5)	Represents housing allowance ($102,000), cash payment in lieu of retirement benefit contribution ($57,893) and payroll and social insurance tax gross-ups ($18,205).

(6)	Represents cash payment in lieu of retirement benefit contribution ($29,350) and employer matching contributions under the Enstar U.S. 401(k) & Savings Plan ($8,000).

(7)	John J. Oros became our Executive Chairman following the Merger on January 31, 2007 and, accordingly, for 2007 his compensation is reported only for the period beginning on February 1, 2007 and ending on December 31, 2007.

(8)	Includes a cash bonus of $281,268 awarded in March 2008 for services during the fiscal year ended December 31, 2007 and an additional cash bonus of $937,508 awarded April 2, 2007 in recognition of services in connection with the Merger.

Grants of Plan-Based Awards in 2009

The following table provides information regarding plan-based awards granted during fiscal 2009. The bonus share awards disclosed above in the Stock Awards column of the Summary Compensation Table were awarded in March 2010 in recognition of services provided by the named executive officers during 2009 and, therefore, are not included in this table.

			All Other Stock
			Awards: Number	Grant Date Fair
	Grant	Award	of Shares of	Value of Stock and
Name	Date(1)	Date(2)	Stock of Units (#)(3)	Option Awards(4)

Dominic F. Silvester	March 13, 2009	February 24, 2009	4,866	$249,996
Richard J. Harris	March 13, 2009	February 24, 2009	4,866	$249,996
Paul J. O’Shea	March 13, 2009	February 24, 2009	4,866	$249,996
Nicholas A. Packer	March 13, 2009	February 24, 2009	4,866	$249,996
John J. Oros	March 13, 2009	February 24, 2009	4,866	$249,996

(1)	Date of issuance of shares.

(2)	Date award was approved by the Board of Directors.

(3)	Represents the bonus shares awarded pursuant to our Annual Incentive Plan and issued pursuant to our Equity Incentive Plan. The shares were immediately vested on the grant date.

(4)	Based on the closing price of our ordinary shares on March 13, 2009, which was $51.37.

Employment Agreements with Executive Officers

We (and in the case of Mr. Oros’ agreement, we and our wholly owned subsidiary, Enstar (US) Inc. (“Enstar U.S.”)), have employment agreements with Messrs. Silvester, O’Shea, Packer, Harris and Oros, effective as of May 1, 2007. Mr. Silvester’s employment agreement was amended and restated June 4, 2007; the effective date of the agreement remains as of May 1, 2007.

Dominic F. Silvester

Pursuant to his employment agreement, Mr. Silvester serves as our Chief Executive Officer and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Silvester is entitled to an annual base salary of $756,000 (which was increased by the Compensation Committee to $1,200,000, effective April 1, 2010) and is eligible for incentive compensation under our incentive compensation programs.

Mr. Silvester is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month, (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Silvester, his spouse and any dependents, (iv) long-term disability insurance, (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution, and (vi) reimbursement for one trip for his family to/from Bermuda each calendar year. To the extent required, the amount of these benefits paid to Mr. Silvester for the years ended December 31, 2009, 2008 and 2007 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Silvester’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Silvester agreed not to compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Richard J. Harris

Pursuant to his employment agreement, Mr. Harris serves as our Chief Financial Officer and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Harris is entitled to an annual base salary of $522,900 (which was increased by the Compensation Committee to $1,000,000, effective April 1, 2010) and is eligible for incentive compensation under our incentive compensation programs.

Mr. Harris is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month, (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Harris, his spouse, and any dependents, (iv) long-term disability insurance, and (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution. To the extent required, the amount of these benefits paid to Mr. Harris for the years ended December 31, 2009, 2008 and 2007 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Harris’ employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Harris agreed to not compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Paul J. O’Shea

Pursuant to his employment agreement, Mr. O’Shea serves as one of our Executive Vice Presidents and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. O’Shea is entitled to an annual base salary of $585,900 (which was increased by the Compensation Committee to $1,000,000, effective April 1, 2010) and is eligible for incentive compensation under our incentive compensation programs.

Mr. O’Shea is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month, (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. O’Shea, his spouse and any dependents, (iv) long-term disability insurance, and (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution. To the extent required, the amount of these benefits paid to Mr. O’Shea for the years ended December 31, 2009, 2008 and 2007 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. O’Shea’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. O’Shea agreed to not compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Nicholas A. Packer

Pursuant to his employment agreement, Mr. Packer serves as one of our Executive Vice Presidents and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Packer is entitled to an annual base salary of $585,900 (which was increased by the Compensation Committee to $1,000,000, effective April 1, 2010) and is eligible for incentive compensation under our incentive compensation programs.

Mr. Packer is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month, (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Packer, his spouse, and any dependents, (iv) long-term disability insurance, (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution, and (vi) reimbursement for one trip for his family to/from Bermuda each calendar year. To the extent required, the amount of these benefits paid to Mr. Packer for the years ended December 31, 2009, 2008 and 2007 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Packer’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Packer agreed to not compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

John J. Oros

Pursuant to his employment agreement, Mr. Oros serves as an Executive Chairman of both the Company and Enstar U.S. His initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement. Because Mr. Oros splits his time between J.C. Flowers & Co. LLC and us, his employment agreement provides that he spend 50% of his full working time and energy, skill and best efforts to the performance of his duties with the Company and Enstar U.S.

Under the employment agreement, Mr. Oros is entitled to an annual base salary of $378,000 and is eligible for incentive compensation under our incentive compensation programs.

Mr. Oros is also entitled to certain employee benefits, including (i) a life insurance policy in the amount of five times his base salary, (ii) medical and dental insurance for Mr. Oros, his spouse and any dependents under Enstar U.S.’s plans, (iii) long-term disability insurance, and (iv) payment from Enstar U.S. of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution (less an amount, if any, equal to non-elective employer contributions made to Enstar U.S.’s 401(k) plan for Mr. Oros). To the extent required, the amount of these benefits paid to Mr. Oros for the years ended December 31, 2009, 2008 and 2007 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Oros’ employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination of Change in Control.”

Under the terms of his employment agreement, Mr. Oros agreed to not compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

2006 Enstar Group Limited Equity Incentive Plan

On September 15, 2006, the Board of Directors and shareholders adopted the Equity Incentive Plan, which reserved 1,200,000 ordinary shares for issuance pursuant to awards granted under the Equity Incentive Plan. The Equity Incentive Plan provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: (i) incentive stock options (“ISOs”), (ii) nonstatutory stock options (“NSOs”), (iii) stock appreciation rights (“SARs”), (iv) restricted share awards, (v) restricted share units (“RSUs”), (vi) bonus shares and (vii) dividend equivalents. The maximum aggregate number of ordinary shares subject to each of the following types of awards granted to an employee during any calendar year under the plan is 120,000 shares: options, SARs, restricted share awards and RSUs with performance-based vesting criteria. In addition, the aggregate number of bonus shares granted to an employee under the plan may not exceed 120,000. The Compensation Committee has broad authority to administer the plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine any limitations, restrictions or conditions applicable to each award, and determine the terms of any agreement or other document that evidences an award.

Enstar Group Limited 2006-2010 Annual Incentive Compensation Program

On September 15, 2006, the Board of Directors and shareholders adopted the Annual Incentive Plan. The purpose of the Annual Incentive Plan, which is administered by the Compensation Committee, is to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability. The Annual Incentive Plan provides for the annual grant of bonus compensation (a “bonus award”) to certain officers and employees of the Company and its subsidiaries, including our senior executive officers. The aggregate amount available for bonus awards for each calendar year from 2006 through 2010 will be determined by the Compensation Committee based on a percentage of our consolidated net after-tax profits (before bonus expense), which for the fiscal years ended December 31, 2009, 2008 and 2007 amounted to $159.1 million, $95.9 million and $72.7 million, respectively. The percentage will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the calendar year. The Compensation Committee determines, in its sole discretion, the amount of the bonus award paid to each participant. For the fiscal years ended December 31, 2009, 2008 and 2007, the aggregate amount available for bonus awards under the Annual Incentive Plan was $23.9 million, $14.4 million and $10.9 million, respectively, or 15% of our net after-tax profits.

Bonus awards are payable in cash, ordinary shares or a combination of both. Ordinary shares issued in connection with a bonus award will be issued pursuant to the terms and subject to the conditions of the Equity Incentive Plan.

In March 2010, the Compensation Committee granted bonus awards to participants in the Annual Incentive Plan in recognition of services performed during fiscal 2009. The awards to the named executive officers were paid through a combination of cash and fully vested bonus shares granted pursuant to the Equity Incentive Plan; Messrs. Silvester, O’Shea, Packer and Harris were each awarded $2,000,000 ($1,500,026 in cash and 7,331 bonus shares) and Mr. Oros was awarded $1,000,000 ($750,047 in cash and 3,665 bonus shares). The Compensation Committee made bonus determinations under the Annual Incentive Plan at its meeting on February 23, 2010, and further determined that the bonus shares would be awarded on the fifth day following the release of our Annual Report on Form 10-K for the year ended December 31, 2009. The choice of this date is consistent with the committee’s past practice and the committee’s desire to use a market price that reflects the impact of the information contained in our Annual Report. The closing price of our ordinary shares on the Nasdaq Global Select Market for that date, $68.20, was used to determine the overall number of shares awarded to each executive under the Equity Incentive Plan.

In March 2009, the Compensation Committee granted bonus awards to participants in the Annual Incentive Plan in recognition of services performed during fiscal 2008. The awards to the named executive officers were paid through a combination of cash and fully vested bonus shares granted pursuant to the Annual Incentive Plan and issued pursuant to the Equity Incentive Plan. Messrs. Silvester, O’Shea, Packer, Harris and Oros were each awarded $1,000,000 ($750,034 in cash and 7,331 bonus shares). The number of bonus shares was determined based on the closing price of our ordinary shares on the award date.

Retirement Benefits

We maintain retirement plans and programs for our employees in Bermuda, the United Kingdom and the United States. We do not maintain a formal retirement plan for those Bermuda employees who are work permit holders. Instead, we pay out (and, in the case of Mr. Oros, Enstar U.S. pays out) on an annual basis to employees, including each of Messrs. Silvester, O’Shea, Packer, Harris and Oros, an amount equal to 10% of their base salaries in lieu of a retirement benefit contribution. The amounts paid to Messrs. Silvester, O’Shea, Packer, Harris and Oros are included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table above.

The United Kingdom operates a Group Personal Pension Plan with a United Kingdom life assurance company into which we contribute monthly an amount equal to 10% of the employees’ base pre-tax salary. In addition, the employee may make personal contributions to the plan. The plan is a defined contribution plan and remains the property of the employee who has discretion over investment choices within his individual plan. The plan is fully portable should the employee cease to be employed by us. None of our named executive officers participates in this plan.

In the United States, our Enstar U.S. subsidiary maintains a 401(k) & Savings Plan, under which employees may contribute a portion of their earnings on a tax-deferred basis and we may make matching contributions. We may also make profit sharing contributions on a discretionary basis. Mr. Oros is the only named executive officer who participates in this plan. Enstar U.S. made matching contributions to Mr. Oros’s account of $8,000 for the year ended December 31, 2009.

Additional Benefits

We provide each of Messrs. Silvester, O’Shea, Packer and Harris with a housing allowance, which is included in the amounts shown for each of them in the “All Other Compensation” column of the Summary Compensation Table above. For the fiscal year ended December 31, 2009, Messrs. Silvester, O’Shea, Packer and Harris each received $8,500 per month.

The Bermudian government imposes payroll taxes and social insurance taxes as a percentage of the employee’s salary, a portion of which is the employer’s responsibility and a portion of which may be charged to the employee, except for Mr. Oros, who is a U.S. employee. We pay the employee’s share of these taxes for all of our employees, including executive officers. This amount is included in the “All Other Compensation” column of the Summary Compensation Table above for all of our executive officers who are subject to these taxes.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the named executive officers at December 31, 2009.

	Option Awards			Stock Awards
	Number of				Market Value
	Securities			Number of	of Shares or
	Underlying			Shares	Units of Stock
	Unexercised	Option	Option	That Have	That Have
	Options (#)	Exercise	Expiration	Not Vested	Not Vested
Name	Exercisable	Price ($)	Date	(#)	($)

Dominic F. Silvester	—	—	—	—	—
Richard J. Harris	—	—	—	—	—
Paul J. O’Shea	—	—	—	—	—
Nicholas A. Packer	—	—	—	—	—
John J. Oros	48,075 (1)	$13.00	2/28/2010	—	—
	49,037 (2)	$18.35	6/26/2011	—	—
	49,037 (3)	$19.63	9/27/2011	—	—
	98,075 (4)	$40.78	8/18/2013	—	—

(1)	Options remaining as of December 31, 2009 from options received in connection with the Merger in exchange for a fully vested stock option to acquire 100,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $12.75. On February 25, 2010, Mr. Oros exercised 48,075 of these options to acquire ordinary shares, and accordingly, none of these options remain.

(2)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 50,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $18.00.

(3)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 50,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $19.25.

(4)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 100,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $40.00.

Option Exercises and Stock Vested during 2009 Fiscal Year

The following table sets forth information regarding the vesting of restricted shares and the exercise of options held by the named executive officers during the 2009 fiscal year.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Dominic F. Silvester	0	—	0	—
Richard J. Harris	0	—	8,730	$529,387 (1)
Paul J. O’Shea	0	—	0	—
Nicholas A. Packer	0	—	0	—
John J. Oros	50,000	$1,537,500 (2)	0	—

(1)	Mr. Harris held 8,730 restricted shares originally granted August 31, 2004 that vested on April 7, 2009 and were valued at $60.64 per share, the closing price of our ordinary shares on April 7, 2009.

(2)	Based on $43.75, the closing price of our ordinary shares on the day of exercise (March 4, 2009), less the exercise price of $13.00 per share.

Potential Payments upon Termination or Change in Control

This section describes payments that would be made to our named executive officers upon a change in control of the Company or following termination of employment. In the first part of this section, we describe benefits under general plans that apply to any executive officer participating in those plans. We then describe specific benefits to which each named executive officer is entitled, along with estimated amounts of benefits assuming termination for specified reasons as of December 31, 2009, the last business day of the fiscal year.

2006 Equity Incentive Plan

We maintain the Equity Incentive Plan, as described above. Under the Equity Incentive Plan, upon the occurrence of a change in control, executive officers receive the following benefits:

•	each option and stock appreciation right then outstanding becomes immediately exercisable, and remains exercisable throughout its entire term, unless exercised, cashed out or replaced;

•	forfeiture provisions and transfer restrictions with respect to restricted shares and restricted share units immediately lapse; and

•	any target performance goals or payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares are deemed to have been fully attained.

In addition, options granted under the Equity Incentive Plan generally vest fully upon an executive officer’s retirement, death or disability. Upon termination of employment due to retirement, death or disability, an optionee has either one year or until the expiration date of the options (whichever occurs first) to exercise any vested options. Optionees generally have either three months or until the expiration date of the options (whichever occurs first) to exercise their options upon any other termination of employment other than termination for cause, in which case all options terminate immediately. In addition, the Compensation Committee may require an optionee to disgorge any profit, gain or other benefit received in respect of the exercise of any awards for a period of up to 12 months prior to optionee’s termination for cause. Forfeiture provisions and transfer restrictions with respect to restricted shares granted under the Equity Incentive Plan generally lapse upon an executive officer’s death or disability. Upon any other termination of employment other than termination for cause, in which case all restricted shares are forfeited immediately, any restricted shares subject to transfer restrictions as of the date of termination are forfeited immediately. In addition, the Compensation Committee may require a grantee of restricted shares to disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of restricted shares for a period of up to 12 months prior to grantee’s termination for cause. Retirement is defined under the Equity Incentive Plan as termination of employment after attainment of age 65 and completion of a period of service as the Compensation Committee shall determine from time to time. Disability is defined as within the meaning of Section 22(e)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

Under the Equity Incentive Plan, a “change in control” occurs if:

•	a person, entity or “group” (other than the Company, its subsidiaries, or an employee benefit plan of the Company or its subsidiaries that acquires ownership of voting securities of the Company) required to file a Schedule 13D or Schedule 14D-1 under the Exchange Act becomes the beneficial owner of 50% or more of either our then outstanding ordinary shares or the combined voting power of our outstanding voting securities entitled to vote generally in the election of directors;

•	our Board of Directors is no longer composed of a majority of individuals who were either members as of the date the Equity Incentive Plan was adopted, or whose appointment, election or nomination for election was approved by a majority of the directors then comprising the incumbent board (other than someone who becomes a director in connection with an actual or threatened election contest);

•	our shareholders approve a reorganization, merger or consolidation by reason of which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then-outstanding voting securities entitled to vote generally in the election of directors; or

•	our shareholders approve a complete liquidation or dissolution of the Company, or the sale, transfer, lease or other disposition of all or substantially all of our assets, and such transaction is consummated.

2006 — 2010 Annual Incentive Compensation Program

In addition to the Equity Incentive Plan, we also maintain the Annual Incentive Plan. Under the Annual Incentive Plan, a change in control affects the measurement period for the executive officers’ bonuses under such program. The measurement period to determine bonuses for executive officers is the calendar year; however, in the event of a change in control, the measurement period begins on the first day of the calendar year and ends on the date of the change in control, thus, bonuses earned up to that date are paid out sooner than they otherwise would be. A change in control under the Annual Incentive Plan is defined to be the same as a change in control under the executive officers’ employment agreement, or if the officer does not have an employment agreement, a change in control is defined the same as a change in control under the Equity Incentive Plan.

Executive Officer Employment Agreements

In addition to the benefits described above, the executive officers are entitled to certain other benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts earned but not yet paid. We (or in the case of Mr. Oros, Enstar U.S.) also provide each executive officer with a supplemental life insurance policy to pay a benefit of five times his base salary upon death.

If the employment of an executive officer terminates as a result of his death, his employment agreement automatically terminates, and his designated beneficiary or legal representatives are entitled to:

•	a lump sum payment in the amount of five times of the executive officer’s base salary upon his death under the life insurance policy maintained by us;

•	for the year in which the executive officer’s employment terminates, provided that we achieve the performance goals, if any, established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year, reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed; and

•	continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months following his death (except for Mr. Oros, who is entitled to this coverage for a period ending on December 31 of the second calendar year commencing on the date of his death).

Either the executive officer or we may terminate his employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he is entitled to:

•	medical benefits for himself for 36 months following termination (except for Mr. Oros, who is entitled to this coverage for a period ending on December 31 of the second calendar year commencing on the date of his termination);

•	his base salary for a period of 36 months (with base salary payments being offset by any payments to the executive officer under disability insurance policies paid for by us); and

•	for the year in which the executive officer’s employment terminates because of disability, provided that we achieve the performance goals, if any, established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that he would have received had he been employed by us for the full year, reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed.

If we terminate the employment agreement of an executive officer for “cause,” or if an executive officer voluntarily terminates his employment agreement with us without “good reason,” we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.

Under these employment agreements, “cause” means (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his duties (other than because of death or disability) following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board of Directors following written notice and failure by the executive officer to cure such failure within 30 days.

Under the employment agreement, “good reason” means (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda without his consent (and in addition, for Mr. Oros, the relocation of his principal business office with respect to Enstar U.S. outside of New York City), or (iii) any material reduction in the executive officer’s duties or authority.

If we terminate the executive officer’s employment without cause, if the executive officer terminates his employment with good reason or if we or the executive officer terminate his employment within one year after a change in control (as defined above under “Potential Payments upon Termination or Change in Control — 2006 Equity Incentive Plan”) has occurred, then the executive officer is entitled to:

•	any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination;

•	a lump sum amount equal to three times the executive officer’s base salary;

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months (except for Mr. Oros, who is entitled to this coverage for a period ending on December 31 of the second calendar year commencing on the date of his termination);

•	each outstanding equity incentive award granted to the executive officer before, on or within three years of the effective date of the employment agreement shall become immediately vested and exercisable on the date of such termination; and

•	for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year.

The executive officer is also subject to non-competition restrictions and provisions prohibiting solicitation of our employees and our customers during the five-year term of his employment and, if the executive officer fails to remain employed through the five-year term, for a period of 18 months after termination of the agreement, along with ongoing confidentiality and non-disparagement requirements.

The following table sets forth the termination and/or change in control benefits payable to each executive officer under their employment agreements, assuming termination of employment on December 31, 2009. With the exception of insured benefits and certain payments made by Enstar U.S. to Mr. Oros, all payments will be made by us.

		Executive
		Termination for
		Good Reason, Company
	Executive	Termination Without
	Voluntary	Cause, or Termination
	Termination or	by Executive or
Executive Benefits	Company	Company Within
and Payments	Termination for	One Year After a
Upon Termination	Cause(1)	Change in Control		Death		Disability

Dominic F. Silvester
Base Salary	$—	$2,268,000	(2)	$—		$1,968,000	(3)
Bonus(4)	—	1,500,026		1,500,026		1,500,026
Medical Benefits(5)	—	46,881		46,881		46,881
Life Insurance	—	—		3,780,000	(6)	—

TOTAL	$—	$3,814,907		$5,326,907		$3,514,907
Richard J. Harris
Base Salary	$—	$1,568,700	(2)	$—		$1,268,700	(3)
Bonus(4)	—	1,500,026		1,500,026		1,500,026
Medical Benefits(5)	—	51,384		51,384		51,384
Life Insurance	—	—		2,614,500	(6)	—

TOTAL	$—	$3,120,110		$4,165,910		$2,820,110
Paul J. O’Shea
Base Salary	$—	$1,757,700	(2)	$—		$1,457,700	(3)
Bonus(4)	—	1,500,026		1,500,026		1,500,026
Medical Benefits(5)	—	51,384		51,384		51,384
Life Insurance	—	—		2,929,500	(6)	—

TOTAL	$—	$3,309,110		$4,480,910		$3,009,110
Nicholas A. Packer
Base Salary	$—	$1,757,700	(2)	$—		$1,457,700	(3)
Bonus(4)	—	1,500,026		1,500,026		1,500,026
Medical Benefits(5)	—	74,566		74,566		74,566
Life Insurance	—	—		2,929,500	(6)	—

TOTAL	$—	$3,332,292		$4,504,092		$3,032,292
John J. Oros
Base Salary	$—	$1,134,000	(2)	$—		$1,134,000	(3)
Bonus(4)	—	750,047		750,047		750,047
Medical Benefits(5)	—	30,492		30,492		30,492
Life Insurance	—	—		1,890,000	(6)	—

TOTAL	$—	$1,914,539		$2,670,539		$1,914,539

(1)	Upon termination, the executive officer would be entitled to all amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, him on the date of termination.

(2)	Lump sum payment equal to three times base salary.

(3)	In addition to amounts of base salary earned, but not yet paid, the executive officer would be entitled to receive his annual base salary for a period of 36 months, payable in accordance with our regular payroll practices, offset by any amounts payable under disability insurance policies paid for by us.

(4)	Bonus calculations are based on the bonus awarded to the executive officer for the fiscal year ended December 31, 2009, which amount was paid in 2010 and consisted of a combination of cash and shares.

(5)	Value of continued coverage under medical plans for Messrs. Silvester, O’Shea, Packer and Harris and their respective families assumes continuation of premiums paid by us as of December 31, 2009 for the maximum coverage period of 36 months. Value of continued coverage under medical plans for Mr. Oros and his family assumes continuation of premiums paid by Enstar U.S. as of December 31, 2009 for the maximum coverage period ending on December 31 of the second calendar year commencing on the date of his termination.

(6)	As provided under each executive’s employment agreement, amount payable under life insurance policy maintained by us.

DIRECTOR COMPENSATION

Directors who are employees of the Company receive no fees for their services as directors. The non-employee directors receive the following: (i) the quarterly retainer fee for each non-employee director is $15,000; (ii) the fee for each Board of Directors meeting attended other than a telephonic Board of Directors meeting is $3,500; (iii) the fee for each Audit Committee meeting attended by a committee member is $1,500; (iv) the fee for each Compensation Committee meeting attended by a committee member is $1,250; (v) for the Audit Committee chairperson, the quarterly retainer fee is $2,500; (vi) for the Compensation Committee chairperson, the quarterly retainer fee is $1,250; and (vii) the fee for each telephonic Board of Directors meeting is $1,000. Mr. Campbell serves as chairperson of the Company’s Investment Committee, for which he receives a fee of $1,250 for each meeting attended and a quarterly Chairperson retainer fee of $1,250.

On June 11, 2007, the Compensation Committee approved the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Deferred Compensation Plan”), which became effective immediately. The Deferred Compensation Plan provides each non-employee director with the opportunity to elect (i) to receive all or a portion of his or her compensation for services as a director in the form of our ordinary shares instead of cash and (ii) to defer receipt of all or a portion of such compensation until retirement or termination. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director’s “separation from service” as defined under Section 409A of the Internal Revenue Code of 1986, as amended. The lump sum share unit distribution will be made in the form of ordinary shares, with fractional shares paid in cash.

The following table summarizes the compensation of our non-employee directors who served in 2009.

Director Compensation for 2009

			Option	All Other
	Fees Earned or Paid in	Stock	Awards	Compensation
Name	Cash ($)(1)(2)	Awards ($)(3)(4)	($)(5)	($)	Total ($)

Charles T. Akre, Jr.(6)	$46,962	—	—	—	$46,962
T. Whit Armstrong	$83,750	—	—	—	$83,750
Robert J. Campbell	$94,038	—	—	—	$94,038
Paul J. Collins	$76,250	—	—	—	$76,250
Gregory L. Curl	$77,129	—	—	—	$77,129
T. Wayne Davis(7)	$22,500	—	—	—	$22,500
J. Christopher Flowers	$72,500	—	—	—	$72,500

(1)	This table reflects fees earned for the 2009 fiscal year.

(2)	The following directors elected to defer all or a portion of their fees in the form of share units, pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors:

	Amount of Fees	Number of Share
Name of Participating Director	Deferred in 2009	Units for 2009

Charles. T. Akre, Jr.	$46,962	769
T. Whit Armstrong	$83,750	1,378
Robert J. Campbell	$94,038	1,530
Paul J. Collins	$76,250	1,261
Gregory L. Curl	$38,565	643
T. Wayne Davis	$22,500	359	(A)
J. Christopher Flowers	$72,500	1,195

(A)	Mr. Davis’ share units converted into ordinary shares that were distributed April 1, 2009 following his resignation as a director.

(3)	In connection with the Merger, the following directors received restricted share units (“RSUs”) of the Company in exchange for Restricted Stock Units of The Enstar Group, Inc. The Restricted Stock Units have been issued under The Enstar Group, Inc. Deferred Compensation and Stock Plan for Non-Employee Directors, as amended and restated. The RSUs may be settled in a lump sum distribution or in quarterly or annual installment payments over a period not to exceed 10 years beginning as of the first business day of any calendar year after the termination of the director’s services on our Board of Directors. As of December 31, 2009, the directors listed below held the following number of RSUs:

Name of Director	RSUs Outstanding

T. Whit Armstrong	14,922
Paul J. Collins	1,304
Gregory L. Curl	1,383
J. Christopher Flowers	4,515

(4)	In connection with the Merger, the directors listed below received deferred units in exchange for deferred units accrued under The Enstar Group, Inc.’s Deferred Compensation and Stock Plan for Non-Employee Directors, as amended and restated. Each deferred unit is the economic equivalent of one ordinary share. The deferred units will be settled in a lump sum distribution of cash on the first business day of the first quarter after the termination of the director’s services on our Board of Directors. As of December 31, 2009, the directors listed below held the following number of deferred units:

Name of Director	Deferred Units Outstanding

T. Whit Armstrong	737.804
Paul J. Collins	299.205
Gregory L. Curl	164.098
J. Christopher Flowers	371.200

(5)	In connection with the Merger, the following directors received options to purchase our ordinary shares in the aggregate amounts listed below, in exchange for the options they held prior to the Merger to purchase shares of The Enstar Group, Inc.’s common stock. As of December 31, 2009, the directors listed below held the following number of options:

Total Unexercised
Name of Director	Options Oustanding

T. Whit Armstrong	14,711
Paul J. Collins	4,903
Gregory L. Curl	4,903

(6)	Mr. Akre was elected to the Board of Directors on June 9, 2009.

(7)	Mr. Davis resigned from the Board of Directors on March 18, 2009.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information concerning our equity compensation plans as of December 31, 2009.

					Number of Securities Remaining
	Number of Securities to be		Weighted-Average		Available for Future Issuance
	Issued Upon Exercise of		Exercise Price of		Under Equity Compensation Plans
	Outstanding Options, Warrants		Outstanding Options,		(Excluding Securities Reflected
Plan Category	and Rights(1)		Warrants and Rights		in the First Column)

Equity compensation plans approved by security holders	327,586	(1)	$29.49	(1)	1,261,658	(2)
Equity compensation plans not approved by security holders	12,925		$90.76		87,075	(3)

Total	340,511		$31.82		1,348,733

(1)	Excludes 22,124 restricted share units issued by the Company in connection with the Merger in exchange for 22,124 restricted stock units issued by The Enstar Group, Inc. under its Deferred Compensation and Stock Plan for Non-Employee Directors, which was not approved by its shareholders.

(2)	Consists of ordinary shares available for future issuance under the Annual Incentive Plan, the Equity Incentive Plan and the Enstar Group Limited Employee Share Purchase Plan. Includes 78,664 ordinary shares that were outstanding as of December 31, 2009, but were subsequently granted in March 2010 as bonuses to certain of our executive officers and employees pursuant to the Annual Incentive Plan and the Equity Incentive Plan. Also includes 153,930 restricted shares that were outstanding as of December 31, 2009, but which were subsequently granted in March 2010 as awards to certain of our employees pursuant to the Equity Incentive Plan.

(3)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above in the Director Compensation section.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Involving J. Christopher Flowers and Affiliated Entities

We and certain of our subsidiaries have entered into transactions with companies and partnerships that are affiliated with Messrs. Flowers and/or Oros, including J.C. Flowers II L.P. (the “Flowers Fund”) and J.C. Flowers III L.P. (“Fund III”). These transactions are described below. The Flowers Fund and Fund III are private investment funds advised by J.C. Flowers & Co. LLC (“JCF & Co.”). Mr. Flowers is the founder, Chairman and Chief Executive Officer of JCF & Co. John J. Oros, our Executive Chairman and a member of our Board of Directors, is a Managing Director of JCF & Co. Mr. Oros splits his time between JCF & Co. and the Company.

Investments in the Flowers Funds and Entities Affiliated with J. Christopher Flowers and John J. Oros

As of December 31, 2009, we had investments in entities affiliated with Messrs. Flowers and/or Oros with a total value of $76.1 million. No fees or other compensation will be payable by us to Messrs. Flowers or Oros, or their affiliates, in connection with any of the investments described below.

We have committed to invest up to $100.0 million in the Flowers Fund. As of December 31, 2009, our remaining outstanding commitment to the Flowers Fund was $3.1 million. We received management fees in the amount of $0.7 million for advisory services provided to the Flowers Fund for the year ended December 31, 2009.

We have also committed to invest up to $100.0 million in Fund III. As of December 31, 2009, our remaining outstanding commitment to Fund III was $95.0 million.

For the year ended December 31, 2009, we had an investment in New NIB Partners LP (“New NIB”) of $20.7 million. Mr. Flowers is a director of New NIB and certain affiliates of J.C. Flowers I L.P. (“Fund I”), a fund formed and managed by JCF & Co., participated in the acquisition of a subsidiary of New NIB. For the year ended December 31, 2009, we also had an investment in Affirmative Investment LLC (“Affirmative”) of $2.3 million. We own a 7% non-voting membership interest in Affirmative and Fund I owns the remaining 93% interest.

On November 12, 2009, we invested approximately $4.0 million in Flowers Sego-Carrus Holdings, LLC (“FSC”), a joint venture between us, an unaffiliated third party and Flowers National Bank, an entity owned by Mr. Flowers. FSC purchased two mortgage loans from the Federal Deposit Insurance Corporation.

On January 28, 2009, we invested approximately $8.7 million in JCF III Co-Invest I L.P., a private investment fund affiliated with JCF & Co., in connection with its investment in certain of the operations, assets and liabilities of OneWest Bank FSB (formerly known as IndyMac Bank, F.S.B.).

From time to time, certain of our directors and executive officers have made, and expect to continue to make, significant personal commitments and investments in entities that are affiliates of or otherwise related to Mr. Flowers and/or Mr. Oros and in which we also have commitments or investments.

Transactions

In December 2007, we, in conjunction with JCF FPK I L.P. (“JCF FPK”), and a newly-hired executive management team, formed Shelbourne Group Limited (“Shelbourne”) to invest in Reinsurance to Close (“RITC”) transactions (the transferring of liabilities from one Lloyd’s Syndicate to another) with Lloyd’s of London insurance and reinsurance syndicates in run-off. JCF FPK is a joint investment program between the Flowers Fund and Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC (“FPK”). Shelbourne is a holding company of a Lloyd’s Managing Agency, Shelbourne Syndicate Services Limited. We own approximately 56.8% of Shelbourne, which in turn owns 100% of Shelbourne Syndicate Services Limited, the Managing Agency for Lloyd’s Syndicate 2008, a syndicate approved by Lloyd’s of London in December 2007 to undertake RITC transactions with Lloyd’s syndicates in run-off. In February 2008, Lloyd’s Syndicate 2008 entered into RITC agreements with four Lloyd’s Syndicates with total gross insurance reserves of approximately $471.2 million. In February 2009, Lloyd’s Syndicate 2008 entered into a RITC agreement with a Lloyd’s syndicate with total gross insurance reserves of approximately $67.0 million. As of February 26, 2010, the capital commitment to Lloyd’s Syndicate 2008 with respect to these five RITC agreements amounted to £41.6 million (approximately $62.4 million), which was financed by £12.0 million (approximately $18.0 million) from a letter of credit issued by a London-based bank that has been secured by a parental guarantee from Enstar; approximately £6.3 million (approximately $9.5 million) from the Flowers Fund (acting in its own capacity and not through JCF FPK) by way of a non-voting equity participation; and approximately £12.7 million (approximately $19.0 million) from available cash on hand. JCF FPK’s capital commitment to Lloyd’s Syndicate 2008 with respect to these five RITC agreements, is approximately £10.6 million (approximately $15.9 million). JCF FPK owns 25% of Shelbourne. An affiliate of the Flowers Fund controlled approximately 41% of FPK until its sale of FPK in December 2009.

In February 2010, Lloyd’s Syndicate 2008 entered into RITC agreements with two Lloyd’s syndicates with total gross insurance reserves of approximately $167.0 million. The capital commitment to Lloyd’s Syndicate 2008 with respect to these two RITC agreements amounted to £25.0 million (approximately $37.5 million), which was fully funded from available cash on hand.

Other Agreements with Directors and Executive Officers

On January 31, 2007, in connection with the Merger, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain of our shareholders identified as signatories thereto. The Registration Rights Agreement provides that, after the expiration of one year from the date of the agreement, any of Trident II, L.P. (“Trident”) and certain of its affiliates, Mr. Flowers and Mr. Silvester, each referred to as a requesting holder, may require that we effect the registration under the Securities Act of all or any part of such holder’s registrable securities. Trident and its affiliates are entitled to make three requests and Messrs. Flowers and Silvester are each entitled to make two requests.

Upon resignation from our Board of Directors on March 18, 2009, T. Wayne Davis was entitled to receive distribution of all amounts previously accrued under the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors and The Enstar Group, Inc. Deferred Compensation and Stock Plan for Non-Employee Directors (the “EGI Plan”). In accordance with the terms of these plans, on April 1, 2009, Mr. Davis received 15,722 of the Company’s ordinary shares (with an aggregate value of $897,569, based on the closing price of our ordinary shares of $57.09 on the distribution date). Mr. Davis also received $39,910 resulting from a distribution of 698.632 deferred units payable only in cash under the terms of the EGI Plan and consideration in respect of fractional shares under the plans also payable only in cash. All amounts distributed represented compensation that had previously been deferred by Mr. Davis.

Indemnification of Directors and Officers; Directors Indemnity Agreements

We have Indemnification Agreements with each of Dominic F. Silvester, Paul J. O’Shea, Nicholas A. Packer, J. Christopher Flowers, John J. Oros, Gregory L. Curl, Paul J. Collins, Robert J. Campbell, Charles T. Akre, Jr., T. Whit Armstrong and T. Wayne Davis, who resigned from the board on March 18, 2009. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under the Company’s governing documents, or any other agreement, any vote of the shareholders of the Company or any applicable law.

Related-Party Transaction Procedures

From time to time, we participate in transactions in which one or more of our directors or executive officers has an interest. In particular, we have invested, and expect to continue to invest, in or with entities that are affiliates of or otherwise related to Mr. Flowers and/or Mr. Oros. Each transaction involving the Company and an affiliate entered into during 2009 was approved by the non-interested members of the Board of Directors.

Our Board of Directors has adopted a Code of Conduct, effective as of January 31, 2007. Our Code of Conduct states that our directors, officers and employees must avoid engaging in any activity, such as related-party transactions, that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise for consideration any proposed or actual transaction that they believe may create a conflict of interest. We expect that members of our Audit Committee will review and discuss any related-party transaction proposed to be entered into by the Company. In addition, on an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he, or any member of his immediate family, has a direct or indirect material interest.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.

In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2009 and had discussions with management regarding the audited financial statements;

•	has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61;

•	has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K for that year.

AUDIT COMMITTEE

Robert J. Campbell, Chairperson
Charles T. Akre, Jr.
T. Whit Armstrong
Paul J. Collins
Gregory L. Curl

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 concerning their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.

Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the fiscal year ended December 31, 2009, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL GENERAL MEETING

Shareholder proposals intended for inclusion in the Proxy Statement for the 2011 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Secretary at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda and must be received by January 6, 2011 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2011 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the January 6, 2011 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2011 annual general meeting of shareholders, although it will not be included in the proxy statement if it is received later than March 22, 2011. If a shareholder’s proposal is not timely received, then the proxies designated by our Board of Directors for the 2011 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you request one by calling or writing to our Secretary at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

OTHER MATTERS

We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, WITHOUT EXHIBITS, IS ENCLOSED WITH THIS PROXY STATEMENT. WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF THE EXHIBITS DESCRIBED IN THE FORM 10-K UPON WRITTEN REQUEST TO AMY DUNAWAY IN INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX 2267, WINDSOR PLACE, 3RD FLOOR, 18 QUEEN STREET, HAMILTON, HM JX, BERMUDA.

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 9, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and 2009 Annual Report to Shareholders
are available at http://www.enstargroup.com by clicking on
“All SEC Filings” and then “Materials for Annual Meeting”
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

■	00003333003000000000 9	060910
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1,
“FOR” PROPOSAL 2 AND “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

1.	Election of directors of Enstar Group Limited:

		FOR	AGAINST	ABSTAIN

	Robert J. Campbell	☐	☐	☐

	Gregory L. Curl	☐	☐	☐

	Paul J. O’Shea	☐	☐	☐

2.
To ratify the selection of Deloitte & Touche, Hamilton, Bermuda, to act as Enstar Group Limited’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.
		☐	☐	☐

3.
Election of subsidiary directors as set forth in Proposal No. 3: You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting from the following boxes:
		☐	☐	☐
Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis on the attached sheets by selecting the boxes next to each nominee’s name. If you mark any of the boxes above, indicating a vote with respect to all subsidiary director nominees, and also mark any of the boxes below, indicating a vote with respect to a particular subsidiary director nominee, then your specific vote below will be counted and your vote on the other subsidiary director nominees will be governed by your vote above.
4.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■
Note: Please sign exactly as your name or names appear on this Proxy. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer; if a partnership, please sign in partnership name by authorized person.
■

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 9, 2010

3-1.AG AUSTRALIA HOLDINGS LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Steven Given	☐	☐	☐
Sandra O’Sullivan	☐	☐	☐
Nick Hall	☐	☐	☐

3-2.BANTRY HOLDINGS LTD.
Nominees:
Adrian C. Kimberley	☐	☐	☐
Duncan M. Scott	☐	☐	☐
David Rocke	☐	☐	☐

3-3.B.H. ACQUISITION LIMITED
Nominees:
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
David Rocke	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐

3-4.BLACKROCK HOLDINGS LTD.
Nominees:
Adrian C. Kimberley	☐	☐	☐
Duncan M. Scott	☐	☐	☐
David Rocke	☐	☐	☐

3-5.BOSWORTH RUN-OFF LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐
Albert Maass	☐	☐	☐
Thomas Nichols	☐	☐	☐
Derek Reid	☐	☐	☐
C. Paul Thomas	☐	☐	☐

3-6.BRAMPTON INSURANCE COMPANY LIMITED
Nominees:
Max Lewis	☐	☐	☐
Albert Maass	☐	☐	☐
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-7.BRITTANY INSURANCE COMPANY LTD.
Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Duncan M. Scott	☐	☐	☐

3-8.CAPITAL ASSURANCE COMPANY INC.
Nominees:
Karl J. Wall	☐	☐	☐
Robert Carlson	☐	☐	☐
Andrea Giannetta	☐	☐	☐
James Grajewski	☐	☐	☐
Donna L. Stolz	☐	☐	☐

3-9.CAPITAL ASSURANCE SERVICES INC.
Nominees:
Karl J. Wall	☐	☐	☐
Robert Carlson	☐	☐	☐
Andrea Giannetta	☐	☐	☐
James Grajewski	☐	☐	☐
Donna L. Stolz	☐	☐	☐

3-10. CASTLEWOOD LIMITED
Nominees:
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐

3-11. CAVELL HOLDINGS LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Derek Reid	☐	☐	☐
Alan Turner	☐	☐	☐

3-12. CAVELL INSURANCE COMPANY LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Derek Reid	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-13. CHURCH BAY LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Gary Potts	☐	☐	☐
Jann Skinner	☐	☐	☐
Bruce Bollom	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

3-14. COMOX HOLDINGS LTD.
Nominees:
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
David Rocke	☐	☐	☐

3-15. COMPAGNIE EUROPEENNE D’ASSURANCES INDUSTRIELLES S.A.
Nominees:
John J. Oros	☐	☐	☐
Dominic F. Silvester	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
David Rocke	☐	☐	☐
C. Paul Thomas	☐	☐	☐

3-16. CONSTELLATION REINSURANCE COMPANY LIMITED
Nominees:
Karl J. Wall	☐	☐	☐
Robert Carlson	☐	☐	☐
Thomas J. Balkan	☐	☐	☐
Joseph Follis	☐	☐	☐
Andrea Giannetta	☐	☐	☐
Mark A. Kern	☐	☐	☐
Raymond Rizzi	☐	☐	☐
Teresa Reali	☐	☐	☐
Donna L. Stolz	☐	☐	☐
James Grajewski	☐	☐	☐
Jay Banskota	☐	☐	☐
Richard C. Ryan	☐	☐	☐
Rudy A. Dimmling	☐	☐	☐

▪	▪

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 9, 2010

3-17. THE COPENHAGEN REINSURANCE COMPANY
Nominees:	FOR	AGAINST	ABSTAIN
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-18. THE COPENHAGEN REINSURANCE COMPANY (UK) LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐
C. Paul Thomas	☐	☐	☐

3-19. COPENHAGEN REINSURANCE SERVICES LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐
C. Paul Thomas	☐	☐	☐

3-20. COURTENAY HOLDINGS LTD.
Nominees:
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
David Rocke	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐

3-21. CRANMORE ADJUSTERS LIMITED
Nominees:
Phillip Cooper	☐	☐	☐
David Ellis	☐	☐	☐
David Hackett	☐	☐	☐
Gareth Nokes	☐	☐	☐
Steven Norrington	☐	☐	☐
Alan Turner	☐	☐	☐
Mark Wood	☐	☐	☐

3-22. CRANMORE ADJUSTERS (AUSTRALIA) PTY LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Steven Given	☐	☐	☐
Sandra O’Sullivan	☐	☐	☐
Nick Hall	☐	☐	☐
Steven Norrington	☐	☐	☐

3-23. CRANMORE (ASIA) LIMITED
Nominees:
David Rocke	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
Duncan M. Scott	☐	☐	☐

3-24. CRANMORE (BERMUDA) LIMITED
Nominees:
Paul J. O’Shea	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
Richard J. Harris	☐	☐	☐
Duncan M. Scott	☐	☐	☐
David Rocke	☐	☐	☐

3-25. CRANMORE (US) INC.
Nominees:
John J. Oros	☐	☐	☐
Karl J. Wall	☐	☐	☐
Cheryl D. Davis	☐	☐	☐
Donna L. Stolz	☐	☐	☐

3-26. CUMBERLAND HOLDINGS LTD.
Nominees:
Adrian C. Kimberley	☐	☐	☐
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
David Rocke	☐	☐	☐

3-27. DENMAN HOLDINGS LIMITED
Nominees:
Richard J. Harris	☐	☐	☐
John J. Oros	☐	☐	☐
Cameron Leamy	☐	☐	☐
Kenneth Thompson	☐	☐	☐

3-28. ELECTRICITY PRODUCERS INSURANCE COMPANY (BDA) LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O’Shea	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Richard J. Harris	☐	☐	☐
Orla Gregory	☐	☐	☐
Duncan M. Scott	☐	☐	☐

3-29. ENSTAR (EU) HOLDINGS LIMITED
Nominees:
David Hackett	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-30. ENSTAR (EU) LIMITED
Nominees:
David Atkins	☐	☐	☐
David Grisley	☐	☐	☐
David Hackett	☐	☐	☐
Duncan McLaughlin	☐	☐	☐
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Derek Reid	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-31. ENSTAR ACQUISITION LTD.
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-32. ENSTAR AUSTRALIA HOLDINGS PTY LTD.
Nominees:
Gary Potts	☐	☐	☐
Jann Skinner	☐	☐	☐
Bruce Bollom	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

▪	▪

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 9, 2010

3-33. ENSTAR AUSTRALIA LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Nicholas A. Packer	☐	☐	☐
Nick Hall	☐	☐	☐
Mark Sinderberry	☐	☐	☐
Steven Given	☐	☐	☐
Sandra O’Sullivan	☐	☐	☐

3-34. ENSTAR BROKERS LIMITED
Nominees:
Richard J. Harris	☐	☐	☐
Elizabeth DaSilva	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐

3-35. ENSTAR FINANCIAL SERVICES INC.
Nominees:
John J. Oros	☐	☐	☐
Cheryl D. Davis	☐	☐	☐

3-36. ENSTAR GROUP OPERATIONS INC.
Nominees:
John J. Oros	☐	☐	☐
Cheryl D. Davis	☐	☐	☐

3-37. ENSTAR HOLDINGS (US) INC.
Nominees:
Karl J. Wall	☐	☐	☐
John J. Oros	☐	☐	☐
Cheryl D. Davis	☐	☐	☐
Donna L. Stolz	☐	☐	☐

3-38. ENSTAR INVESTMENTS INC.
Nominees:
John J. Oros	☐	☐	☐
Karl J. Wall	☐	☐	☐
Cheryl D. Davis	☐	☐	☐
Donna L. Stolz	☐	☐	☐

3-39. ENSTAR LIMITED
Nominees:
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Elizabeth DaSilva	☐	☐	☐

3-40. ENSTAR (US) INC.
Nominees:	FOR	AGAINST	ABSTAIN
John J. Oros	☐	☐	☐
Karl J. Wall	☐	☐	☐
Cheryl D. Davis	☐	☐	☐
Donna L. Stolz	☐	☐	☐

3-41. ENSTAR USA, INC.
Nominees:
John J. Oros	☐	☐	☐
Cheryl D. Davis	☐	☐	☐
Karl J. Wall	☐	☐	☐

3-42. FIELDMILL INSURANCE COMPANY LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-43. FITZWILLIAM INSURANCE LIMITED
Nominees:
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

3-44. FLATTS LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-45. FORSAKRINGSAKTIEBOLAGET ASSURANSINVEST
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

3-46. GK CONSORTIUM MANAGEMENT LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-47. GORDIAN RUNOFF LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Gary Potts	☐	☐	☐
Jann Skinner	☐	☐	☐
Bruce Bollom	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

3-48 GOSHAWK DEDICATED LTD.
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-49. GOSHAWK HOLDINGS (BERMUDA) LIMITED
Nominees:
Paul J. O’Shea	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
Orla Gregory	☐	☐	☐
David Rocke	☐	☐	☐
Richard J. Harris	☐	☐	☐

3-50. GOSHAWK INSURANCE HOLDINGS LIMITED
Nominees:
Orla Gregory	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-51. GUILDHALL INSURANCE COMPANY LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-52. HARPER FINANCING LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Derek Reid	☐	☐	☐
Alan Turner	☐	☐	☐
Brian J. Walker	☐	☐	☐

▪	▪

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 9, 2010

3-53. HARPER HOLDINGS SARL
Nominees:	FOR	AGAINST	ABSTAIN
Nicholas A. Packer	☐	☐	☐
John Cassin	☐	☐	☐

3-54. HARPER INSURANCE LIMITED
Nominees:
Michael H.P. Handler	☐	☐	☐
Stefan Wehrenberg	☐	☐	☐
Dr. Florian von Meiss	☐	☐	☐
Richard J. Harris	☐	☐	☐
Andreas Iselin	☐	☐	☐

3-55. HARRINGTON SOUND LIMITED
Nominees:
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Steven Given	☐	☐	☐
Nick Hall	☐	☐	☐
Sandra O’Sullivan	☐	☐	☐

3-56. HILLCOT HOLDINGS LTD.
Nominees:
Paul J. O’Shea	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
Richard J. Harris	☐	☐	☐
Albert Maass	☐	☐	☐
Jiro Kasahara	☐	☐	☐

3-57. HILLCOT RE LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-58. HILLCOT UNDERWRITING MANAGEMENT LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-59. HOVE HOLDINGS LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Elizabeth DaSilva	☐	☐	☐

3-60. HUDSON REINSURANCE COMPANY LIMITED
Nominees:
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Duncan M. Scott	☐	☐	☐

3-61. INTER-OCEAN HOLDINGS LTD.
Nominees:
Adrian C. Kimberley	☐	☐	☐
Duncan M. Scott	☐	☐	☐
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Orla Gregory	☐	☐	☐

3-62. INTER-OCEAN REINSURANCE COMPANY LTD.
Nominees:
Adrian C. Kimberley	☐	☐	☐
Duncan M. Scott	☐	☐	☐
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Orla Gregory	☐	☐	☐

3-63. INTER-OCEAN REINSURANCE (IRELAND) LTD.
Nominees:
Richard J. Harris	☐	☐	☐
Orla Gregory	☐	☐	☐
Kevin O’Connor	☐	☐	☐

3-64. KENMARE HOLDINGS LTD.
Nominees:	FOR	AGAINST	ABSTAIN
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
Dominic F. Silvester	☐	☐	☐
David Rocke	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

3-65. KINSALE BROKERS LIMITED
Nominees:
Philip Hernon	☐	☐	☐
Gareth Nokes	☐	☐	☐
Derek Reid	☐	☐	☐
Alan Turner	☐	☐	☐

3-66. KNAPTON HOLDINGS LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-67. KNAPTON INSURANCE LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Thomas Nichols	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-68. LONGMYND INSURANCE COMPANY LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Thomas Nichols	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-69. MARLON INSURANCE COMPANY LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐
Thomas Nichols	☐	☐	☐

▪	▪

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 9, 2010

3-70. MARLON MANAGEMENT SERVICES LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-71. MERCANTILE INDEMNITY COMPANY
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Derek Reid	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-72. NORDIC RUN-OFF LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-73. NORTHSHORE HOLDINGS LIMITED
Nominees:
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

3-74. OCEANIA HOLDINGS LTD.
Nominees:
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐

3-75. OVERSEAS REINSURANCE CORPORATION LIMITED
Nominees:
Adrian C. Kimberley	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
David Rocke	☐	☐	☐

3-76. PAGET HOLDINGS LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
David Rocke	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐

3-77. PWAC HOLDINGS INC.
Nominees:
John J. Oros	☐	☐	☐
Karl J. Wall	☐	☐	☐
Cheryl D. Davis	☐	☐	☐
Donna L. Stolz	☐	☐	☐

3-78. REGIS AGENCIES LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-79. REVIR LIMITED
Nominees:
Richard J. Harris	☐	☐	☐
Elizabeth DaSilva	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐

3-80. RIVER THAMES INSURANCE COMPANY LIMITED
Nominees:
Max Lewis	☐	☐	☐
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-81. ROMBALDS LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Derek Reid	☐	☐	☐
Alan Turner	☐	☐	☐

3-82. ROSEMONT REINSURANCE LTD.
Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O’Shea	☐	☐	☐
Orla Gregory	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐

3-83. ROYSTON HOLDINGS LTD.
Nominees:
Adrian C. Kimberley	☐	☐	☐
Richard J. Harris	☐	☐	☐
David Rocke	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Duncan M. Scott	☐	☐	☐

3-84. ROYSTON RUN-OFF LTD.
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-85. SGL NO. 1 LTD.
Nominees:
Richard J. Harris	☐	☐	☐
Timothy Hanford	☐	☐	☐
Gareth Nokes	☐	☐	☐

3-86. SHELBOURNE GROUP LIMITED
Nominees:
Gregory L. Curl	☐	☐	☐
Timothy Hanford	☐	☐	☐
Richard J. Harris	☐	☐	☐
Philip Martin	☐	☐	☐
John J. Oros	☐	☐	☐
Gareth Nokes	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

▪	▪

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 9, 2010

3-87. SHELBOURNE SYNDICATE SERVICES LIMITED
Nominees:	FOR	AGAINST	ABSTAIN
Andrew Elliot	☐	☐	☐
Timothy Hanford	☐	☐	☐
Richard J. Harris	☐	☐	☐
Philip Martin	☐	☐	☐
Norman Bernard	☐	☐	☐
Paul Carruthers	☐	☐	☐
Ewen Gilmour	☐	☐	☐
Gareth Nokes	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Darren S. Truman	☐	☐	☐
Duncan Wilkinson	☐	☐	☐

3-88. SHELLY BAY HOLDINGS LIMITED
Nominees:
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Steven Given	☐	☐	☐
Nick Hall	☐	☐	☐
Sandra O’Sullivan	☐	☐	☐

3-89. SIMCOE HOLDINGS LIMITED
Nominees:
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Richard J. Harris	☐	☐	☐
Elizabeth DaSilva	☐	☐	☐

3-90. SPRE LIMITED
Nominees:
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-91. SUN GULF HOLDINGS INC.
Nominees:
John J. Oros	☐	☐	☐
Karl J. Wall	☐	☐	☐
Donna L. Stolz	☐	☐	☐
Cheryl D. Davis	☐	☐	☐

3-92. SUNDOWN HOLDINGS LIMITED
	FOR	AGAINST	ABSTAIN
Nominees:
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐

3-93. TATE & LYLE REINSURANCE LIMITED
Nominees:
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐

3-94. TGI AUSTRALIA LIMITED
Nominees:
Gary Potts	☐	☐	☐
Jann Skinner	☐	☐	☐
Bruce Bollom	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

3-95. UNIONAMERICA ACQUISITION COMPANY LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-96. UNIONAMERICA HOLDINGS LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

3-97. UNIONAMERICA INSURANCE COMPANY LIMITED
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-98. UNIONE ITALIANA (UK) REINSURANCE COMPANY LIMITED
	FOR	AGAINST	ABSTAIN
Nominees:
Thomas Nichols	☐	☐	☐
Gareth Nokes	☐	☐	☐
Derek Reid	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

3-99. VIRGINIA HOLDINGS LTD.
Nominees:
Richard J. Harris	☐	☐	☐
Paul J. O’Shea	☐	☐	☐
Adrian C. Kimberley	☐	☐	☐
David Rocke	☐	☐	☐

▪	▪

☐          ■

ENSTAR GROUP LIMITED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
ANNUAL MEETING OF SHAREHOLDERS ON JUNE 9, 2010

     The undersigned, revoking all prior proxies, hereby appoints Dominic F. Silvester and Richard J. Harris, and each and any of them, as the undersigned’s proxies, with full power of substitution, to vote all the ordinary shares held of record by the undersigned, at the closing of business on April 15, 2010, at the Annual General Meeting of Shareholders to be held on Wednesday, June 9, 2010, at 9:00 a.m., local time, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Rd., Hamilton, Bermuda, or at any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY DELIVERED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” THE NOMINEES LISTED IN PROPOSAL 3.

(Continued and to be signed on the reverse side.)

■	14475 ■